UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MOLSON COORS beverage company

Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

May 18, 2022 | 11:00 a.m. MDT

Peter H. Coors Chair	Andrew T. Molson Vice Chair	P.O. Box 4030 NH353 Golden, Colorado 80401 USA 111 Robert Bourassa Blvd. 9th Floor Montréal, Québec H3C 2M1 Canada

Dear Fellow Molson Coors Beverage Company Stockholders,

You are invited to attend our 2022 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 18, 2022, at 11:00 a.m., Mountain Daylight Time, at our Golden Brewery, 13th Street & Ford Street, Golden, Colorado 80401. Molson Coors Beverage Company (Molson Coors, Company, we, us or our) traditionally alternates its annual meetings between its two principal executive offices in Montréal, Québec, and Golden, Colorado. However, for the past two years, the Annual Meeting was held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19). This year, we are pleased to return to an in-person meeting in Golden, Colorado, the home of the original Coors brewery.

At the Annual Meeting, we will ask our stockholders to:

●

elect our Board of Directors;

●

approve, on an advisory basis, the compensation of our named executive officers; and

●

ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

We will also review our progress during the past year and discuss any new business matters properly brought before the Annual Meeting. The attached 2022 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

As the coronavirus pandemic and the public health response to it continue to evolve, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only Annual Meeting). We will issue a press release and make a public filing with the Securities and Exchange Commission announcing any changes to the Annual Meeting, and we will also announce any changes at www.molsoncoors.com. We encourage you to check this website prior to the Annual Meeting if you are considering attending the Annual Meeting. Most of all, we urge all of our stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	1

IMPORTANT: If you are planning to attend the Annual Meeting, measures that we intend to follow as a result of the coronavirus pandemic include requiring proof of COVID-19 vaccination or a negative COVID-19 test result within 72 hours prior to the Annual Meeting, and may also include:

●

conducting health screenings for persons seeking entry to the meeting;

●

enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees;

●

requiring attendees to wear appropriate facial coverings while in our facilities;

●

refraining from any facility tours;

●

providing no food or beverage service;

●

providing no stockholder gifts or materials other than ballots and rules of procedure; and

●

streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible.

Introduction

2021 was a year of tremendous progress against our revitalization plan. It’s been approximately two and a half years since we laid out our revitalization plan with its goal of long-term sustainable top and bottom-line growth. In 2021, we saw clear evidence of driving toward that goal. We achieved the first year of net sales growth in over a decade as we continued to premiumize our product portfolio. We delivered strong free cash flow that enabled us to reduce our reported net debt to EBITDA ratio to its lowest level in five years and reduced our net debt by $0.9 billion since December 31, 2020. In addition, after suspending our dividend in 2020, we resumed our practice of paying a quarterly cash dividend. We accomplished all of this despite numerous challenges that impacted our business - from global inflationary and supply chain pressures and the impact of the coronavirus pandemic and its variants, to severe Texas storms and a cyber security attack on our Company. Through it all, we remained nimble and steadfast in executing our strategic plan. These efforts have laid a strong foundation for future growth and have given us confidence to establish guidance for both top and bottom-line growth in 2022, results our Company has not achieved in over a decade. We are proud of our accomplishments and excited about the road ahead.

2021 Company Performance(1)

As described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (Annual Report) filed with the Securities and Exchange Commission on February 23, 2022(2), in 2021 net sales increased 6.5% and we recorded net income attributable to Molson Coors Beverage Company of $1.0 billion.

Our top-line performance benefited from 3.8% growth in net sales per hectoliter on a brand volume basis in constant currency due to global net pricing growth and favorable sales mix as we continued to premiumize our portfolio, offsetting financial volume losses which were due to the economy stock-keeping units (SKUs) rationalization program. We delivered strong operating cash flow and cost savings while continuing to invest behind our key brands and innovations, meaningfully reduced our net debt by $0.9 billion, and returned cash to shareholders by resuming a quarterly dividend in the second half of the year.

This performance was achieved despite macro and Company-specific challenges that impacted our 2021 performance. We continued to be impacted by the coronavirus pandemic and its variants in 2021 with the percentage of on-premise sales to off-premise sales below 2019 levels. We faced global inflationary pressures and supply chain challenges. However, given our proactive efforts to mitigate their impact, we were able to meaningfully offset inflationary cost pressures with favorable pricing, mix benefits from premiumization and our cost savings and hedging programs. On the supply side, we expanded our supplier base enabling us to improve our availability for most packaging materials. We also took the opportunity to accelerate the rebalancing of our product portfolio by discontinuing approximately 100 predominantly economy slower-turning, lower-margin SKUs, enabling us to improve production efficiencies and further premiumize our portfolio.

Our achievements underscore the tremendous progress against the pillars of our revitalization plan, which are to build on the strength of our iconic core

(1)

Unless otherwise indicated, all $ amounts are in U.S. Dollars, and all comparative results are for the year ended December 31, 2021, compared to the year ended December 31, 2020.

(2)

Please refer to our Annual Report on Form 10-K filed on February 23, 2022 for more information regarding our performance and financial results for the year ended December 31, 2021 and comparisons to prior periods.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	2

brands, aggressively grow our above premium portfolio, expand beyond the beer aisle, invest in our capabilities, and support our people and communities.

In 2021, our core brands continued to strengthen, with Coors Light and Miller Lite each growing net sales in the U.S. and globally. Since 2019, Coors Light and Miller Lite have both benefitted from new marketing campaigns that are resonating with consumers and driving clear differentiation between our two biggest brands, whether its Coors Light owning refreshment with its successful ‘Made to Chill’ campaign or Miller Lite leaning into its great beer taste.

We finished the calendar year with a larger global above premium portfolio than ever before. We delivered strong growth across above premium brands such as the Blue Moon family, Peroni, Madri, Pravha, and the Tenth and Blake U.S. craft business, but the biggest driver was hard seltzers. Going into 2022, we now have two of the top five hard seltzers in the U.S. Vizzy, our innovation with compelling differentiation had great success and has significant runway ahead in both the U.S. and Canada. Through our exclusive agreement with The Coca-Cola Company, we brought Topo Chico Hard Seltzer to nine initial markets in U.S. in March 2021 and, given its outstanding performance, we took it national in January 2022, and introducing two new line extensions in the Topo Chico Hard Seltzer Margarita Hard Seltzer Variety Pack and Topo Chico Ranch Water Hard Seltzer. And we are also launching it in Canada in the summer of 2022. With the strong success with Topo Chico Hard Seltzer, we are expanding our relationship with The Coca-Cola Company with the 2022 U.S. launch of a full-flavor ready-to-drink beverage, Simply Spiked Lemonade, a brand inspired by the Simply family of juices, Coca-Cola’s second largest U.S. brand.

Our premiumization efforts are also fueled by our extension outside the beer aisle into high-growth segments of the broader beverage market. Leveraging the incredible strength of our distribution network, our world-class supply chain team, and strong marketing capabilities, we have continued to expand and scale our beyond beer initiatives. Through our partnership with a team led by Dwayne “the Rock” Johnson, we launched ZOA in March 2021 and it has already become the fastest-growing energy drink in the U.S. Our partnership with La Colombe has been a great success, surpassing our initial distribution targets enabling us to expand into new channels beyond convenience stores for this super premium ready-to-drink coffee. In September 2021, we released our first ever spirit, Five Trail Whiskey, from the Coors Whiskey Co. in four initial markets. And, through our joint venture agreements with Hexo Corp., we expanded our portfolio of cannabis-infused ready-to-drink beverages in Canada and expanded our distribution of our CBD-infused beverages beyond Colorado to 17 states in the U.S. These beyond beer partnerships are included within our emerging growth category, which continues to track ahead of our goal to reach $1 billion in annual revenue by 2023.

We have also continued to invest in our capabilities to fuel growth and efficiencies. We invested in our previously-announced multi-year Golden brewery modernization project, our new Montreal brewery, which opened during the fourth quarter of 2021, and in expanding our hard seltzer capacity in Canada and the U.K. And we have invested in our digital capabilities, which should help support a substantial increase in our e-commerce growth.

Our investments also have an emphasis on advancing our long history of sustainability. As detailed in Our Imprint ESG Report, we are committed to leaving a positive imprint on our People and Planet.

Starting in 2022, a portion of the short-term compensation for the Molson Coors Leadership Team, comprised of our Chief Executive Officer’s leadership team and their direct reports (approximately the top 100 senior leaders in our organization), will be based on a number of quantitative ESG metrics, including emissions, water, employee diversity representation and safety targets. This helps to further ensure that we continue to have strong oversight and management of our ESG programs and accelerate progress on our ESG goals as we look ahead to 2025. In addition, driving progress toward our ESG goals is also one of our top priorities for our business in 2022. These priorities have been cascaded, as appropriate, to employees across the organization, which in turn impacts individual goals and short-term compensation structure.

A strong governance structure ensures we are making progress against our goals and doing so responsibly and transparently. Since September 2019, we have refreshed our Board with six new directors elected or nominated to the Board, while increasing the diverse representation of the Board in terms of gender, ethnicity, nationality and experience. Of these six new

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	3

directors, half are considered gender or ethnically diverse. We are committed to ensuring that our Board, workforce and suppliers are also representative of the communities in which we operate. We are proud of our culture of putting people first and have built an organization that fosters diversity, equity and inclusion to create a stronger and more innovative team that aims to deliver better results.

We have made tremendous strides with our brands by building brands that demonstrate leadership in sustainability. In April 2021, our U.K. business achieved its target to remove all single-use plastic from Carling and Coors packaging. Further, in March 2022, our Coors Light brand announced that it will eliminate 6-pack plastic rings from packaging globally where Molson Coors owns brewing operations, becoming the largest beer brand in North America to move away from plastic rings. Our investment in this transition is designed to allow Molson Coors’ entire North American portfolio of brands, which include over 30 brand families, to achieve 100% recyclable and sustainably sourced cardboard wrap carriers by the end of 2025.

We continued to invest and innovate in areas such as water efficiency, sustainable agriculture and waste reduction. We are investing millions of dollars to make our facilities around the world even more energy and water efficient to help improve biodiversity, increase climate resilience, protect finite natural resources, and raise the social and economic health of local communities. We are constantly exploring new and existing opportunities to eliminate waste or improve recyclability. We are driving the Company’s efforts by capturing clean water for reuse, turning wastewater into biogas for onsite energy, sending spent grain to be used for animal feed and cutting down the waste sent to landfills.

As one of the world’s largest global beverage companies, we are committed to driving long-lasting, meaningful change by incorporating sustainability into all aspects of our business. We recognize there is much more work ahead, but we are proud of our progress as we advance toward our 2025 goals.

The Annual Meeting

We hope you will be able to attend the Annual Meeting. Please refer to the Proxy Statement for additional information regarding the measures we intend to follow to protect the safety of our stockholders, our Board, and our employees and facilities due to the coronavirus pandemic. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly cast your vote by telephone, via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting even if you cannot personally attend.

Thank you for your support of Molson Coors.

Sincerely,

Peter H. Coors Chair	Andrew T. Molson Vice Chair

April 6, 2022

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	4

Special Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.

Statements that refer to, among other things, projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. In addition, statements that we make in this Proxy Statement that are not statements of historical fact may also be forward-looking statements. Words such as “expects,” “intend,” “goals,” “plans,” “believes,” “continues,” “may,” “anticipate,” “seek,” “estimate,” “outlook,” “trends,” “future benefits,” “potential,” “projects,” “strategies,” and variations of such words and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, those described in Part I—Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and those described from time to time in our past and future reports filed with the Securities and Exchange Commission. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	5

Table of Contents

2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	7
PROXY SUMMARY	9
Overview of Voting Matters and Board Recommendations	9
Corporate Governance Highlights	9
Director Nominee Highlights	10
2021 Compensation Highlights	12
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	14
2022 Nominees for Class A Directors	15
2022 Nominees for Class B Directors	21
Board Skills & Experience and Demographic Matrix	23
Position of Director Emeritus	24
Family Relationship Disclosure	24
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	25
Corporate Responsibility	25
Board and Committee Governance	27
Stockholder Engagement	35
Certain Governance Policies	37
DIRECTOR COMPENSATION	38
RELATED PERSON TRANSACTIONS	41
MANAGEMENT	43
PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)	46
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	47
Introduction	47
Executive Summary	47
Executive Compensation Philosophy	50
Oversight of Executive Compensation Programs	53
Components of Executive Compensation and 2021 Executive Pay Outcomes	54
Additional Information Regarding Executive Pay	60
COMPENSATION & HR COMMITTEE REPORT	61
EXECUTIVE COMPENSATION	62
Summary Compensation Table	62
Grants of Plan Based Awards	64
Outstanding Equity Awards at Fiscal Year-End	66
Option Exercises and Stock Vested	67
Pension Benefits	68
Non-Qualified Deferred Compensation	69
Potential Payments Upon Termination or Change in Control	70
Material Terms of Employment Agreements and Letters	72
CEO Pay Ratio	72
PROPOSAL NO. 3 — RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	73
AUDIT COMMITTEE REPORT	75
BENEFICIAL OWNERSHIP	76
QUESTIONS AND ANSWERS	79
DELINQUENT SECTION 16(A) REPORTS	88
OTHER BUSINESS	88

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	6

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2022 Notice of Annual Meeting of Stockholders

Time and Date May 18, 2022 11:00 a.m., Mountain Daylight Time	Place Golden Brewery 13th Street & Ford Street Golden, Colorado 80401	Record Date March 25, 2022

The 2022 Annual Meeting of Stockholders (Annual Meeting) of Molson Coors Beverage Company (Company, we, us or our) will be held for the following purposes:

PROPOSAL NO. 1 To elect the 14 director nominees identified in the accompanying Proxy Statement.	PROPOSAL NO. 3 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
PROPOSAL NO. 2 To approve, on an advisory basis, the compensation of our named executive officers.

To transact such other business as may be brought properly before the Annual Meeting and any and all adjournments or postponements thereof.

Record Date

Stockholders of record at the close of business on March 25, 2022 are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

For a detailed description of our classes of stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary, please refer to the “Questions and Answers” section of this Proxy Statement.

Notice of Internet Availability of Proxy Materials

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting on or about April 6, 2022. The Notice of Internet Availability will explain how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and how to vote.

Voting Your Shares

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend.

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board of Directors, Molson Coors Beverage Company

Dated: April 6, 2022

Anne-Marie W. D’Angelo
Chief Legal & Government Affairs Officer and Secretary

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	7

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Proxy Statement

The Board of Directors (Board) of Molson Coors Beverage Company (Molson Coors, Company, we, us or our) is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the 2022 Annual Meeting of Stockholders (Annual Meeting), which will be held at 11:00 a.m., Mountain Daylight Time, on Wednesday, May 18, 2022, at our Golden Brewery, 13th Street & Ford Street, Golden, Colorado 80401. The proxies may also be voted at any adjournments or postponements of the Annual Meeting.

We have dual principal executive offices located at P.O. Box 4030, NH353, Golden, Colorado 80401 USA and 111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, H3C 2M1 Canada (Principal Executive Offices).

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote, on or about April 6, 2022.

Advanced Voting Methods

Even if you plan to attend the Annual Meeting, please vote right away using one of the following voting methods (see the section of this Proxy Statement entitled “Questions and Answers” for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET PRIOR TO THE ANNUAL MEETING Visit the website listed on your proxy/voting instruction card	BY TELEPHONE Call the telephone number listed on your proxy/voting instruction card	BY MAIL Sign, date and return your proxy/voting instruction card in the enclosed envelope

All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2022

The Notice of Annual Meeting, this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (Annual Report) are available at www.proxyvote.com.

As the coronavirus pandemic and the public health response to it continue to evolve, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only Annual Meeting). We will issue a press release and make a public filing with the Securities and Exchange Commission announcing any changes to the Annual Meeting, and we will also announce any changes at www.molsoncoors.com. We encourage you to check this website prior to the Annual Meeting if you are considering attending the Annual Meeting. Most of all, we urge all of our stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

IMPORTANT: If you are planning to attend the Annual Meeting, measures that we intend to follow as a result of the coronavirus pandemic include requiring proof of COVID-19 vaccination or a negative COVID-19 test result within 72 hours prior to the Annual Meeting, and may also include:

●

conducting health screenings for persons seeking entry to the meeting;

●

enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees;

●

requiring attendees to wear appropriate facial coverings while in our facilities;

●

refraining from any facility tours;

●

providing no food or beverage service;

●

providing no stockholder gifts or materials other than ballots and rules of procedure; and

●

streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	14
Advisory approval of executive compensation (Proposal No. 2)	FOR	46
Ratification of appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 3)	FOR	73

Corporate Governance Highlights — Page 25

We are committed to strong corporate governance, sustainability and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

●

Election or nomination of six new directors since September 2019 as part of our Board refreshment efforts and stockholder dialogue, which increased the number of women directors to three and the number of ethnically or racially diverse directors to three;

●

Long-standing commitment to environmental, social and governance (ESG) matters;

●

Regular Board and committee review of our significant ESG matters, including diversity, equity and inclusion (DEI), corporate citizenship, social responsibility, sustainability and public policy issues, as well as employee and product safety;

●

Separation of our Chief Executive Officer (CEO) and Board Chair positions;

●

Regular executive sessions of independent directors at Board meetings that are chaired by the independent director member of the Governance Committee (the Independent Governance Committee Member);

●

Independent Governance Committee Member reviews and approves Board and committee agendas, together with the Board Chair and the Vice Chair;

●

Ongoing review and annual assessment of Board composition, including diversity of skills, experience, opinions, as well as gender, race or ethnicity, nationality or country of origin diversity and other factors;

●

Ongoing review and assessment of Board refreshment matters;

●

An age 72 retirement policy for independent directors;

●

Annual election of all directors;

●

Independent Audit, Compensation and Human Resources (Compensation & HR) and Finance committees;

●

Active stockholder engagement;

●

Meaningful director and executive officer stock ownership requirements;

●

Annual Board and committee self-evaluations and regular discussions regarding Board and committee effectiveness;

●

Robust anti-pledging policy and prohibition on hedging and short sales;

●

Annual advisory vote by Class A and Class B stockholders, voting together as a single class, to approve the compensation of our named executive officers (NEOs);

●

Executive compensation clawback policy; and

●

Majority independent Board.

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Director Nominee Highlights — Page 14

2022 Nominees For Class A Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Julia M. Brown	52	2021	Former Chief Procurement Officer, Mars Wrigley	Compensation & HR
David S. Coors	40	2020	Vice President of Next Generation Beverages, Molson Coors	Governance
Peter H. Coors	75	2005	Chair of the Board, Molson Coors	Governance
Mary Lynn Ferguson-McHugh	62	2015	Former CEO, Family Care and New Business, The Procter & Gamble Company	Compensation & HR
Gavin D.K. Hattersley	59	2019	President and CEO, Molson Coors	None
Andrew T. Molson	54	2005	Partner and Chairman, AVENIR GLOBAL	Governance
Geoffrey E. Molson	51	2009	Owner, President and CEO, CH Group Limited Partnership	Governance
Nessa O’Sullivan	57	2020	Group CFO and Executive Director, Brambles Limited	Audit; Finance
Louis Vachon	59	2012	Former President and CEO, National Bank of Canada	Finance
Leroy J. Williams, Jr.	57	—	CEO, CyberTekIQ, LLC	None
James “Sandy” A. Winnefeld, Jr.	65	2020	National Security and Business Consultant	Audit; Compensation & HR

2022 Nominees For Class B Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	61	2012	Former CEO of KFC, a division of Yum! brands	Audit; Finance
Charles M. Herington	62	2005	Chief Operating Officer, Vice Chairman and President of Global Operations, Zumba Fitness, LLC	Audit
H. Sanford Riley	71	2005	President and CEO, Richardson Financial Group Limited	Compensation & HR; Governance
(1) Age as of the Record Date (as defined herein).

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2022 Director Nominee Snapshot

Diversity and Tenure

(1)

Includes director and director nominees who hold a non-U.S. passport, including individuals that also hold a U.S. passport

(2)

Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company LLC.

Skills and Experience

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2021 Compensation Highlights — Page 47

Executive Compensation Philosophy

We ask our stockholders annually to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs. We provide our NEOs with short- and long-term compensation opportunities that encourage increasing Company performance to enhance stockholder value while avoiding excessive risk-taking. We maintain compensation plans that tie a substantial portion of our NEOs’ overall target annual compensation to the achievement of corporate and individual performance goals over both short- and long-term periods. The Compensation & HR Committee employs multiple performance measures and strives to award an appropriate mix of annual and long-term equity incentives to avoid overweighting short-term objectives. Our Board, primarily through the Compensation & HR Committee, defines and oversees our executive compensation program, which is based on a pay-for-performance philosophy and designed to accomplish the following goals:

   Pay for Performance

   Compensation Competitive with the Market

   Every Compensation Element Should Serve a Purpose

Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Design our executive compensation program to encourage excessive risk taking
Use a balance of short and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to an enhanced clawback policy	Provide excise tax gross-ups to executives
Consider peer group and comparable industry data in setting compensation	Pay cash dividends on unvested RSUs or PSUs
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Allow hedging of Company stock
Retain an independent compensation consultant	Award excessive perquisites
Actively engage with investors regarding executive compensation and governance practices	Offer excessive change in control or severance benefits

Starting in 2022, 10% of the short-term incentive awards for the Molson Coors Leadership Team, representing approximately the top 100 senior leaders in our organization, will be based on an ESG scorecard composed of certain quantitative ESG metrics

Executive Compensation Performance Measures & Results

Performance Measures

Collectively, the metrics for our short- and long-term incentive programs inspire our executive team to focus on earning more, using less, and investing wisely, as shown below. The performance measures are all explained in detail below.

Business Goal	Performance Measures(1)	Drivers
Earn More

Adjusted Underlying Income Before Income Taxes,
Adjusted Underlying Free Cash Flow (FCF),
Adjusted Net Sales Revenue (NSR), Adjusted Net Sales
Revenue per Hectoliter (NSR / HL), Profit After Capital
Charge (PACC) & Relative Total Shareholder Return (TSR)

● Build extraordinary brands ● Strengthen customer excellence ● Drive disruptive growth
Use Less	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	● Drive synergies and cost savings ● Increase productivity ● Increase efficiency of spend
Invest Wisely	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	● Brand-led growth opportunities ● Strengthen balance sheet
(1)

Performance measures, with the exception of Relative TSR, are non-GAAP and adjusted for changes in foreign currency movement versus the comparable period. See “2021 MCIP Performance Metrics” of the CD&A for a definition of these performance measures.

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Annual Incentive Plan (MCIP) and Performance Share Unit (PSU) Metrics and Highlights

2021 Annual Incentive (MCIP) Metric (Weight)(1),(2)	2021 Overall Company Highlights(3)
Adjusted Underlying Income Before Income Taxes (25%)
●

Adjusted Underlying Income Before Income Taxes was slightly lower than 2020, and below our 2021 MCIP target, driven by lower financial volumes and increased cost inflation, and an increase in marketing, general and administrative spend, partly offset by positive net pricing and favorable sales mix

Adjusted Underlying FCF (25%)	● Underlying FCF of nearly $1.1 billion, which was lower than 2020, but higher than our 2021 MCIP target, due to strong working capital management
Adjusted NSR (25%)
●

Net sales increased 4.7% on a constant currency basis from 2020, but was below our 2021 MCIP target, primarily due to strong pricing growth, favorable sales mix resulting from portfolio premiumization and fewer on-premise channel restrictions, partially offset by lower financial volumes

Adjusted NSR / HL (25%)
●

NSR / HL increased 3.8% from 2020 on a constant currency brand volume basis, which was in line with our 2021 MCIP target, primarily due to positive net pricing and favorable sales mix resulting from portfolio premiumization and fewer on-premise channel restrictions than 2020(4)

2019 to 2021 PSU Metric	2019 to 2021 Highlights
PACC and Cumulative NSR	● We did not achieve our 2019-2021 threshold performance levels for either PACC or Cumulative NSR
Relative TSR	● Relative TSR over the three-year performance period was in the 3rd percentile relative to the companies in the S&P 500 Index (S&P 500) which was below threshold
(1)

Performance measures, as defined in “2021 MCIP Performance Metrics” of the CD&A, with the exception of Relative TSR, are non-GAAP, and adjusted for changes in foreign currency movement versus the comparable period.

(2)

See “Annual Incentives (MCIP)” and “Long-Term Incentives (LTIP)” of the CD&A for further information about our MCIP, LTIP and actual performance.

(3)

The 2021 Overall Company Highlights do not contemplate the adjustments required for the MCIP metrics.

(4)

See further information on financial volume and brand volume in our Annual Report.

Named Executive Officers (NEOs) for 2021

Name	Title
Gavin D.K. Hattersley	President and CEO of Molson Coors
Tracey I. Joubert	CFO of Molson Coors
Michelle St. Jacques	Chief Marketing Officer (CMO) of Molson Coors
Peter J. Marino	President of Emerging Growth
Simon J. Cox	Former President and CEO of Molson Coors Europe(1)
E. Lee Reichert	Former Chief Legal & Government Affairs Officer and Secretary of Molson Coors(2)
(1)

Mr. Cox stepped down as the President and CEO of Molson Coors Europe on December 31, 2021, and will be on garden leave until December 31, 2022 at which time he will retire from the Company, as described more fully under the “Material Terms of Employment Agreements and Letters” section of this Proxy Statement.

(2)

Mr. Reichert retired from the Company effective September 17, 2021.

MCIP and PSU Performance Results

Incentive Plan	Affected NEOs	Performance Result
2021 Enterprise MCIP	Hattersley, Joubert, Reichert	95%
2021 Americas MCIP	Marino, St. Jacques	96%
2021 EMEA&APAC MCIP	Cox	91%
2019 to 2021 PSUs	All	0%

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Proposal No. 1 — Election of Directors

At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 11 Class A and three Class B nominees named in this Proxy Statement. Each of the director nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the individuals named as proxies will vote for the substitute nominees designated.

When determining the appropriate size of the Board, one objective is to fix a size that is conducive to substantive discussions by the whole Board in which each director can participate meaningfully. Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy, which must be held by a member of management according to the Restated Certificate of Incorporation. Our Board does not currently plan to fill this Class A director vacancy.

Our Restated Certificate of Incorporation and Bylaws allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies). However, any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class. In addition, any increase in the number of directors must be divisible by three, with one-third of such new directorships to be filled by the Governance Committee, one-third of such directorships to be filled by the Class A-C Nominating Subcommittee, and one-third of such directorships to be filled by the Class A-M Nominating Subcommittee.

Douglas D. Tough was not re-nominated for election as a director pursuant to our Board’s retirement policy because he reached age 72 in the calendar-year immediately preceding this Annual Meeting and will retire as a director immediately following the Annual Meeting.

The following summaries set forth certain biographical information regarding each director nominee, including the particular knowledge, qualifications or areas of expertise considered for nomination to our Board. For more information on how the nominees are selected, please refer to the “Nomination Process” section.

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2022 Nominees for Class A Directors

Age 52 Director of Molson Coors since: 2021 Independent Director	JULIA M. BROWN

SKILLS AND QUALIFICATIONS:

●

Multi-brand international company experience

●

Consumer-packaged goods experience

●

Food and beverage company experience

●

Operations, supply chain and procurement experience

●

Commercial and transformation experience

●

Vendor experience

●

Global sustainability experience

●

Outside public board experience

COMMITTEE ASSIGNMENT: ● Compensation & HR U.S. PUBLIC COMPANY BOARDS: ● Solo Brands, Inc. (NYSE: DTC) since 2021

Ms. Brown served as the Chief Procurement Officer of Mars Wrigley, a division of Mars, Incorporated, a global manufacturer of confectionery, food, and pet care products and services, from 2020 to 2021. From 2015 to 2020, she served as the Chief Procurement Officer of Carnival Corporation & plc (NYSE: CCL). From 2008 to 2015, she served as Chief Procurement Officer at Kraft Foods (NASDAQ: KHC) and then Mondelēz International, Inc. (NASDAQ: MDLZ) when it was spun off from Kraft Foods Inc. in 2012. Ms. Brown served as Vice President, Corporate Procurement and Contract Manufacturing at The Clorox Company (NYSE: CLX) from 2005 to 2008. From 2004 to 2005, she served as Senior Director, Procurement, Global Direct Materials and Strategic Sourcing, at The Gillette Company, Inc. From 2001 to 2003 she served as Director, Procurement, Acquisition Integration and Development, at Diageo plc and she served as Purchases Group Leader for Global Cosmetics from 1999 to 2001. From 1991 to 1999, she served in various roles of increasing responsibility at The Procter & Gamble Company (NYSE: PG), including Senior Purchasing Manager from 1995 to 1999. She has served as a director of Shutterfly Inc., an American photography, photography products, and image sharing company, since 2020, Solo Brands, Inc. (NYSE: DTC), a direct-to-consumer platform for rapidly growing lifestyle brands, since 2021, and Pioneer TopCO GP LLC, the owner of the Venetian Resort and Sands Expo and Convention Center, since 2022. Ms. Brown holds an Honors Bachelor of Commerce from McMaster University in Hamilton, Canada.

Age 40 Director of Molson Coors since: 2020	DAVID S. COORS

SKILLS AND QUALIFICATIONS:

●

P&L management

●

Current executive

●

Brand building and marketing experience

●

Extensive knowledge of our history and culture

●

Long-term, highly-committed stockholder

●

U.S. beer business expertise

●

International and craft beer expertise

●

Alcoholic spirits distillation and distribution experience

COMMITTEE ASSIGNMENT: ● Governance

Mr. Coors has been the Vice President of Next Generation Beverages for Molson Coors since December 2019. He also serves on the Board of Trustees for the Adolph Coors Company LLC and has been President of AC Golden Brewing Company LLC since May 2018. He also serves on the board of The Yuengling Company LLC (a joint venture between Molson Coors and a D.G. Yuengling & Son, Inc. affiliate) as well as the board of Truss CBD USA LLC (a joint venture between Molson Coors and Hexo Corp.). Prior to his current role, Mr. Coors held various management positions within our organization including General Manager of Australasia from June 2013 to December 2016 and Senior Director of Global Craft and Retail from January 2017 to March 2018. Mr. Coors also serves on several community and civic boards, including the Mario St. George Boiardi Foundation, Committee Member for Coors Western Art Advisory Committee, and Visit Denver. Mr. Coors holds a Master of Business Administration and Master of Engineering Management from the Kellogg School of Management at Northwestern University. Additionally, he holds a Bachelor of Science in Operations Research and Industrial Engineering from Cornell University College of Engineering.

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Age 75 Director of Molson Coors since: 2005 Board Chair since: May 2021	PETER H. COORS

SKILLS AND QUALIFICATIONS:

●

Former CEO of our Company

●

Long-term, highly-committed significant stockholder

●

Extensive knowledge of our history and culture

●

Strong relationships with U.S. distributors and retailers

●

Recognized beer industry leader

●

U.S. beer business expertise

●

Company brand ambassador

COMMITTEE ASSIGNMENT: ● Governance

Mr. Coors retired as an employee of Molson Coors effective December 31, 2019. He served as our Chief Customer Relations Officer (CCRO) from October 2016 to December 2019 and served as Chairman of the Board of Directors of MillerCoors from July 2008 until we acquired full ownership of MillerCoors in 2016. He currently serves as our Board Chair. He serves on the Board of Directors of Adolph Coors Company LLC, the trust company serving as trustee of the Adolph Coors Jr. Trust (Coors Trust) and other Coors’ family trusts. He is also the President of the Adolph Coors Foundation, a family charitable foundation and a manager of Keystone Holdings LLC, the holding company for CoorsTek and other Coors’ family-owned businesses. Since joining our Company in 1971, he has served in a number of different executive and management positions for Adolph Coors Company, Coors Brewing Company and Molson Coors. He has served Coors Brewing Company, our wholly owned subsidiary, as Chairman of the board of directors since 2002, as a director since 1973, and as the CEO from 1992 to 2000. He also served Adolph Coors Company, as chief executive officer from 2000 to 2002 and as Chairman of the board from 2002 to 2005. At various times since 2005, Mr. Coors has served as the Chair and Vice Chair of our Board. Mr. Coors also serves on numerous community and civic boards, including the American Enterprise Institute, the Western Stock Show Association, ACE Scholarships, Colorado Concern, Colorado Succeeds, and as trustee emeritus of the Denver Area Council of the Boy Scouts of America.

Age 62 Director of Molson Coors since: 2015 Independent Director	MARY LYNN FERGUSON-MCHUGH

SKILLS AND QUALIFICATIONS:

●

P&L management

●

Operations background

●

Brand building, marketing and innovation expertise

●

Consumer insight experience

●

Consumer-packaged goods experience

●

Supply chain and logistics experience

●

Digital experience

COMMITTEE ASSIGNMENT: ● Compensation & HR (Chair)

Ms. Ferguson-McHugh served as CEO of Family Care and New Business at The Procter & Gamble Company (NYSE: PG) from July 2019 to October 2021. She was with P&G since 1986, in various roles of increasing responsibility. In particular, before serving in her last position, she served as Group President, Global Family Care and P&G Ventures from November 2015 to June 2019. From 2011 to 2014, she served as Group President, Western Europe and then as Group President, Europe. Since 2022, she has served as a director of Gojo Industries, Inc., a privately held manufacturer of hand hygiene and skin care products, and of FJ Management Inc., an operator of convenience stores, oil & refining, banking, and insurance businesses. Ms. Ferguson-McHugh holds an M.B.A. from the University of Pennsylvania, Wharton School of Business, and Bachelor of Science degree from the University of the Pacific.

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Age 59 Director of Molson Coors since: 2019	GAVIN D.K. HATTERSLEY

SKILLS AND QUALIFICATIONS:

●

President and CEO of our Company

●

Beer business experience

●

Former CFO of our Company

●

International business expertise

●

P&L management

●

Financial expertise

●

Digital expertise

●

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: ● None

Mr. Hattersley has served as President and CEO of our Company since September 2019. Prior to his current position, he served as CEO of MillerCoors (n/k/a Molson Coors Beverage Company USA LLC), our U.S. business, from July 2015. Prior to joining MillerCoors, Mr. Hattersley served as Chief Financial Officer (CFO) of the Company from June 2012 to September 2015. From July 2008 to June 2012, Mr. Hattersley served as Executive Vice President and CFO of MillerCoors. He also served as Senior Vice President, Finance for Miller Brewing Company from October 2002 to July 2008. He came to Miller Brewing Company from SAB Limited of Johannesburg, South Africa, where he held several financial management positions before becoming CFO in 1999. Prior to joining SAB Limited in 1997, he spent almost 10 years with Barloworld Limited in various finance positions.

Age 54 Director of Molson Coors since: 2005 Board Vice Chair since: May 2021	ANDREW T. MOLSON

SKILLS AND QUALIFICATIONS:

●

Extensive knowledge of our history and culture

●

Long-term, highly-committed significant stockholder

●

CEO experience

●

Public relations experience

●

Corporate governance expertise

●

Canadian beer business expertise

●

Outside public board experience

●

Digital experience

COMMITTEE ASSIGNMENT:

●

Governance (Chair)

U.S./CANADIAN PUBLIC COMPANY BOARDS:

●

Theratechnologies Inc. (NASDAQ: THTX; TSX: TH) since 2020

CANADIAN PUBLIC COMPANY BOARDS:

●

Dundee Corporation (TSX: DC.A) since 2015

Mr. Molson is Chairman of AVENIR GLOBAL, an organization that he has been with since 1997. With headquarters in Montreal since its founding in 1976, AVENIR GLOBAL is a network uniting seven strategic communications firms across Canada, the U.S., Europe and the Middle East, including NATIONAL Public Relations, AXON, Madano, SHIFT Communications, Padilla, Cherry and Hanover. In addition, Mr. Molson is a partner and Chairman of RES PUBLICA, the parent company of AVENIR GLOBAL. He also currently serves as our Board Vice Chair. In addition to the public companies noted above, Mr. Molson also currently serves as a director of Groupe Deschênes Inc. and CH Group Limited Partnership, a sports and entertainment company. He is also President of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, and serves on several non-profit boards, including those of the Institute for Governance of Private and Public Organizations, Concordia University Foundation, the evenko foundation for emerging talent, Business / Arts, and the Québec Blue Cross. He previously served as a director of The Group Jean Coutu PJC Inc. from 2014 to 2018. At various times since 2011, Mr. Molson has served as the Chair and Vice Chair of our Board. Mr. Molson holds a law degree from Laval University, a Bachelor of Arts degree from Princeton University and a Master of Science degree in corporate governance and ethics from the University of London. He is a Member of the Order of Canada and Knight of the National Order of Québec.

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Age 51 Director of Molson Coors since: 2009	GEOFFREY E. MOLSON

SKILLS AND QUALIFICATIONS:

●

Extensive knowledge of our history and culture

●

Long-term, highly-committed significant stockholder

●

CEO experience

●

P&L management and operations background

●

Beer sales and marketing background

●

Key account management experience

●

Distributor development experience

●

Sports and entertainment industry background and experience

●

Canadian beer business expertise

●

Outside director experience

COMMITTEE ASSIGNMENT: ● Governance

Mr. Molson has been a general partner of CH Group Limited Partnership since December 2009 and the President and CEO of CH Group Limited Partnership since 2011, which owns the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko. He currently represents Molson Coors as an ambassador, representing the Molson family in key strategic areas of our business. He is also a member of the board of directors of RES PUBLICA Consulting Group, and a member of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, St. Mary’s Hospital Foundation and the Montreal Canadiens Children’s Foundation. From June 2015 to May 2017, Mr. Molson served as our Chair. From 1999 to 2009, he served in various roles of increasing responsibility for Molson Inc., including its former U.S. business. Mr. Molson holds an M.B.A. from Babson Business School and a Bachelor of Arts degree in economics from St. Lawrence University and is a Member of the Order of Canada and the Order of Québec.

Age 57 Director of Molson Coors since: 2020 Independent Director	NESSA O’SULLIVAN

SKILLS AND QUALIFICATIONS:

●

Financial expertise and audit experience

●

Public company CFO experience

●

Sustainability/ESG experience

●

Operations background

●

International business experience

●

Global brands experience

●

Consumer-packaged goods experience, including food and beverage

●

Supply chain and logistics experience

●

Strategy, corporate development/M&A and capital markets experience

●

Outside public company board experience

COMMITTEE ASSIGNMENT: ● Audit ● Finance AUSTRALIAN PUBLIC COMPANY BOARDS: ● Brambles Limited (ASX: BXBLY) since April 2017

Ms. O’Sullivan is the CFO and Executive Director of Brambles Limited (Brambles), a logistics company with operations in over 60 countries (ASX: BXBLY). She was appointed to her current executive role in November 2016 and was appointed to the Brambles’ board of directors in April 2017. From 2005 to 2015, she served in various roles of increasing responsibility at Coca-Cola Amatil Limited (ASX: CCL), including five years from 2010 to 2015 as the Group CFO. From 2000 to 2005, she served as CFO of the South Pacific Region of Yum! Brands, Inc., an American quick service food corporation (NYSE: YUM). Ms. O’Sullivan also previously worked at PwC in Ireland and Australia. She is a Fellow of the Institute of Chartered Accountants in Ireland, holds a Bachelor of Commerce Degree from University College Dublin and is a graduate of the Australian Institute of Company Directors.

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Age 59 Director of Molson Coors since: 2012 Independent Director	LOUIS VACHON
	SKILLS AND QUALIFICATIONS: ● Financial markets expertise ● Financing experience ● Strategic planning experience ● CEO experience ● Canadian market experience ● Outside public board experience	COMMITTEE ASSIGNMENT: ● Finance (Chair) CANADIAN PUBLIC COMPANY BOARDS: ● Alimentation Couche-Tard Inc. (TSX: ATD.A) since 2021

Mr. Vachon served as President and CEO of the National Bank of Canada (TSX: NBC) from June 2007 to October 2021. He also served as a director of the National Bank of Canada from 2006 to 2021. He joined National Bank of Canada in 1996, where he took on positions of increasing responsibility prior to his retirement as its President and CEO. He currently serves as a director of Alimentation Couche-Tard Inc. (TSX: ATD.A) and Groupe CH Inc., and has, in the past, held a variety of other board positions. He is a Member of the Order of Canada, Officer of the National Order of Québec and Knight of the Order of Montréal. Mr. Vachon holds a Master of International Business degree in international finance from the Fletcher School at Tufts University, a Bachelor of Arts degree in economics from Bates College, and a CFA certification from the CFA Institute.

Age 57 Independent Director Nominee	LEROY J. WILLIAMS, JR.

SKILLS AND QUALIFICATIONS:

●

CEO experience

●

Global technology and cybersecurity expertise

●

M&A experience

●

Financial services / banking experience

●

P&L management

●

Outside public board experience

COMMITTEE ASSIGNMENT: ● None – New Director Nominee U.S. PUBLIC COMPANY BOARDS: ● UMB Financial Corporation (NYSE:UMBF) since 2016

Mr. Williams is the founder and CEO of CyberTekIQ, LLC, an information technology consulting firm, a position he has held since 2016. He previously served as the Global Chief Information Officer of Ball Corporation (NYSE: BLL) from 2005 until 2016. Prior to that role, Mr. Williams held multiple cabinet level positions with the State of Colorado, including Secretary of Technology and Acting Executive Director for the Department of Labor & Employment. He also currently serves as a director of UMB Financial Corporation (NYSE: UMBF). In addition, Mr. Williams serves as a director of J.E. Dunn Construction Group and the Daniels Fund, and as board advisor for Taiga Biotechnologies Inc. He began his career working in the telecommunications industry at Qwest Communications and its affiliates. Prior to his career in telecommunications, he worked in the financial services industry for Norwest (now Wells Fargo). He also served in the U.S. Army. Mr. Williams received his Master of Business Administration from University of Denver and his Bachelor of Science degree in Information Systems Management from Denver Technical College.

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Age 65 Director of Molson Coors since: 2020 Independent Director	JAMES “SANDY” A. WINNEFELD, JR.

SKILLS AND QUALIFICATIONS:

●

Senior leadership experience

●

Global technology and cybersecurity expertise

●

International and governmental affairs experience

●

Global security environment expertise

●

Human resource management experience

●

Strategic planning experience

●

Risk management/oversight expertise

●

Outside public board experience

COMMITTEE ASSIGNMENT: ● Audit ● Compensation & HR U.S. PUBLIC COMPANY BOARDS: ● Raytheon Technologies Corporation (NYSE:RTX) since 2017

Admiral Winnefeld retired from the United States Navy in July 2015 after serving as the ninth Vice Chairman of the Joint Chiefs of Staff, and the United States’ number two ranking military officer, from August 2011 until July 2015. Prior to his retirement, Admiral Winnefeld had a 37-year career in the United States Navy, serving in various positions of increasing responsibility, including Commander, U.S. Northern Command (USNORTHCOM); Commander, North American Aerospace Defense Command (NORAD); Commander, U.S. Sixth Fleet; and Commander, Allied Joint Command Lisbon. He is currently a Professor of International Affairs at the Sam Nunn School of International Affairs at the Georgia Institute of Technology and a Senior Non-Resident Fellow at the Belfer Center for Science and International Affairs at the Kennedy School at Harvard University. Since January 2017, Admiral Winnefeld has served on the board of directors of Raytheon Technologies Corporation (NYSE: RTX), and currently serves on Raytheon’s human capital & compensation and finance committees and as chair of its special activities committee. Admiral Winnefeld also serves as a director of various private companies, including Alliance Laundry Systems LLC, a privately-held laundry equipment manufacturer, Cytec Defense Materials LLC, a privately-held composite materials distributor, for which he also serves as Chairman, and Enterprise Holdings, Inc., a privately-held vehicle rental, fleet management and automobile sales company. He is also an advisor to various companies, including BDT Capital Partners, LLC, a private equity firm, among others. Admiral Winnefeld and his spouse Mary are also the co-founders of the non-profit organization, Stop the Addiction Fatality Epidemic (S.A.F.E.). In addition, he is a member of the Georgia Tech Foundation, Inc. Board of Trustees and the Georgia Tech Research Institute External Advisory Council. Admiral Winnefeld holds a Bachelor of Aerospace Engineering from the Georgia Institute of Technology and is a graduate of the Naval War College and the Naval Nuclear Power School.

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2022 Nominees for Class B Directors

Age 61 Director of Molson Coors since: 2012 Independent Director	ROGER G. EATON

SKILLS AND QUALIFICATIONS:

●

Financial expert

●

Global retail brand management

●

P&L management and operations background

●

International business experience

●

Audit experience

●

CEO experience

●

Digital experience

●

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: ● Audit (Chair) ● Finance

Mr. Eaton currently serves as a director of Arnott’s Biscuits Holdings Pty Limited, a privately-held Australian company. In addition, Mr. Eaton currently manages multiple business interests since his retirement as the CEO of KFC, a division of Yum! Brands, Inc. (NYSE: YUM), a position he held from August 2015 to March 2019. Prior to that, he held several U.S. and international positions at Yum!. From April 2011 to August 2015 he served as the Chief Operations Officer of Yum!. From January 2014 to April 2015, he served as President of the KFC division, overseeing KFC’s business in the Middle East, Thailand, Asia Franchise Business Unit, Canada, Latin America, and the Caribbean. Additionally, in 2011 he served as the Yum! Operational Excellence Officer. From June 2008 to February 2011, he served as the CEO and President of KFC USA. Mr. Eaton holds a post graduate diploma in accounting and a bachelor’s degree in commerce from the University of Natal — Durban in South Africa. He passed the South African Public Accountants and Auditors Board exams in 1982, and is a member of the Australian Institute of Chartered Accountants.

Age 62 Director of Molson Coors since: 2005 Independent Director	CHARLES M. HERINGTON

SKILLS AND QUALIFICATIONS:

●

P&L management and operations background

●

Marketing and brand building experience

●

Executive leadership experience

●

Multicultural lens from living in multiple countries

●

Canada, U.S., Latin America, Asia Pacific, Central and Eastern European market experience

●

Outside public board experience

●

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: ● Audit U.S./CANADIAN PUBLIC COMPANY BOARDS: ● Gildan Activewear Inc. (NYSE/TSX: GIL) since 2018

Mr. Herington is the Chief Operating Officer, Vice-Chairman and President of Global Operations at Zumba Fitness LLC. In May 2018, he was appointed to the board of Gildan Activewear Inc (NYSE/TSX: GIL). Mr. Herington is also a member of the boards of the following privately held companies: Quirch Foods, LLC (where he acts as Chairman); HyCite Enterprises, LLC; Accupac, LLC and Klox Technologies Inc. From 2006 to 2012, Mr. Herington served as Executive Vice-President of Developing and Emerging Markets Group at Avon Products Inc. From 1999 to 2006, he was President and CEO of America Online (AOLA) Latin America, and before that Division President at Pepsico Restaurants Latin America. Mr. Herington began his career in brand management at The Procter & Gamble Company (NYSE: PG). Mr. Herington received his Chemical Engineering Degree from Instituto Tecnológico y de Estudios Superiores de Monterrey.

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Age 71 Director of Molson Coors since: 2015 Independent Director	H. SANFORD RILEY

SKILLS AND QUALIFICATIONS:

●

Financial expertise

●

P&L management and operations background

●

Corporate governance expertise

●

Leadership in highly-regulated global industry

●

CEO experience

●

Outside public board experience

●

Corporate Development/M&A experience

COMMITTEE ASSIGNMENTS:

●

Compensation & HR

●

Governance (Independent Member)

CANADIAN PUBLIC COMPANY BOARDS:

●

RF Capital Group Inc. (TSX: RCG) since 2021

●

The North West Company (TSX: NWC) since 2002 (current Chair)

Mr. Riley has served as President and CEO of Richardson Financial Group Limited, a specialized financial services company, since 2003. In addition, he is a director of the public companies noted above. Mr. Riley previously served as a director of Canadian Western Bank (TSX: CWB) from 2011 to 2022, GMP Capital, Inc. (TSX: GMP) from 2009 to 2017, Manitoba Telecom Services Inc. (TSX: MBT) from 2011 to 2017, and Manitoba Hydro, where he also served as Chairman of the board of directors from 2016 to 2018. He has also previously served as a director of Molson, Inc. Mr. Riley is also involved with various community organizations, including serving as Chairman of the University of Winnipeg Foundation past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. Mr. Riley holds a J.D. from Osgoode Hall Law School, a Bachelor of Arts degree from Queen’s University and is a Member of the Order of Manitoba and the Order of Canada.

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Board Skills & Experience and Demographic Matrix

This table provides a summary view of the qualifications, experience and demographic information of each director nominee.

(1)

Tenure and age calculated as of the Record Date

(2)

Holds a non-US passport, including individuals that are also US citizens

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Position of Director Emeritus

Eric H. Molson (formerly the Chair of our Company) has served as a Director Emeritus since May 2009. Mr. Molson may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and David S. Coors are father and son. Andrew T. Molson and Geoffrey E. Molson are brothers, and Eric H. Molson is their father.

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Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and its stakeholders.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com (under “About Us—Governance and Ethics”) to view the following documents:

Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation)

Amended and Restated Bylaws, as amended and restated to date (Bylaws)

Code of Business Conduct

Board of Directors Charter & Corporate Governance Guidelines (Governance Guidelines)

Charters for the Audit Committee, Compensation & HR Committee, Finance Committee, and Governance Committee

Please note, the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Corporate Responsibility

Diversity, Equity & Inclusion (DEI)

We strive to provide meaningful experiences for our employees and believe that building a strong and diverse workforce has a significant influence on our success as a business and our ability to deliver on our purpose. We value and respect our differences and believe that diversity with equity and inclusion is the key to collaboration and a winning team culture. A significant component of our revitalization plan was the launch of a refreshed purpose (uniting people to celebrate all life’s moments), ambition (first choice for our people, consumers and customers) and shared company values (the first of which is Putting People First) – all designed to shift the culture of the organization to drive stronger employee and business engagement. In January 2021, we shared our 2021-2023 DEI Commitment plan across our Americas business. As we work to build a more diverse and inclusive workforce and management team, the Company has developed programs to encourage the recruitment, retention and training of diverse leaders and team members.

With these overarching goals as guides, the following table outlines the primary DEI responsibilities:

Group	Primary DEI Responsibilities
Our leadership team and the Chief People and Diversity Officers for the Americas and EMEA&APAC business units	● Leading and advocating for our DEI commitments
Compensation & HR Committee	● Establishing and reviewing the Company’s overall compensation philosophy and providing oversight on certain human capital matters, including DEI initiatives
Audit Committee	● Overseeing the Company’s risk management program to identify and mitigate potential risks, including human capital issues
Governance Committee
●

Monitoring governance best practices and making recommendations to the Board on governance improvements, including ensuring that any initial list of prospective director candidates include candidates with a diversity of race, ethnicity or gender

Board of Directors	● Receiving regular reports and recommendations from management and the Board committees for insights to help guide the Company’s strategy on retaining and developing a diverse and talented workforce

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Environmental, Social and Governance (ESG)

Oversight

We are committed to acting in a responsible manner and integrating ESG into our culture and values, including the impact we can have on society and the planet. The Board is committed to overseeing the Company’s ESG strategy and initiatives and has also tasked its committees as designated below with certain ESG responsibilities, and these committees regularly report to the Board:

Board/Committee	Primary Areas of ESG Oversight
Board
●

Oversee and monitor the Company’s overall ESG program (shared with the Audit, Compensation & Human Resources, Finance and Governance Committees)

●

Review regular reports from the committees on ESG matters

Audit Committee
●

Oversee and receive regular reports from the Company on its ESG efforts and performance, including alcohol policy and sustainability

●

Oversee the Company’s ESG report, data assurance, and controls related disclosure matters

●

Oversee and monitor the Company’s risk management efforts, including regarding ESG and sustainability

●

Review the Company’s ethics and compliance program and reports of significant matters and the Company’s responses and follow-up

Compensation & Human Resources Committee
●

Oversee and monitor the Company’s policies and strategies relating to certain human capital management initiatives, including DEI, learning and development, and leadership team succession

●

Review and monitor trends related to alignment of executive compensation matters to ESG strategy and initiatives

●

Receive regular reports from the Company regarding its incentive plan design and leadership

Finance Committee	● Oversee and monitor the Company’s renewable energy procurement and related risk management ● Review regular reports from the Company regarding its supplier diversity efforts
Governance Committee
●

Monitor best practices, trends, developments and issues relating to corporate governance practices and policies of the Company

●

Oversee and assess the composition of the Board, including diversity of skills, experience, opinions, as well as diversity of gender, race or ethnicity, nationality or country of origin, and other factors

●

Oversee the Company’s corporate and political action committee political contributions, and receive annual reports overviewing the Company’s political activities

Overview

We believe in producing beverages we can be proud of, which is why sustainability is fundamental to how Molson Coors operates. Our Imprint is our approach to sustainability at Molson Coors and rooted in how we support our People and Planet. Our Sustainability/ESG strategy reflects our commitment to governance, ethics, alcohol responsibility, environmental stewardship, sustainable sourcing, and investments in our people and communities that we believe create long term value for society and our stockholders, while leaving a positive imprint on our communities.

Our Imprint is embedded in Molson Coors’ culture and the values we set forth as a company. Sustainability metrics are embedded in the performance goals of members of our leadership team to ensure governance and accountability for delivering performance against Our Imprint 2025 priority areas, which are described below.

Molson Coors is a charter member of the International Alliance for Responsible Drinking (IARD). This collaborative industry body represents the 13 leading beer, wine and spirits companies, and partners with public sector, civil society and private stakeholders to address the global public health issue of harmful drinking. IARD works with governments globally to support the World Health Organization’s Noncommunicable Diseases Global Monitoring Framework target of 10% reduction in harmful use of alcohol by 2025.

In 2017, we launched Our Imprint 2025 strategy, which includes a set of ambitious goals to take us to 2025. Informed by a materiality assessment and with the United Nations Sustainable Development Goals in mind, we focused our efforts where we believe we can have the most positive impact on our Planet: Climate, Water and Packaging.

In 2020, we added new People targets through 2023 reflect our renewed commitment to putting people first and building a more diverse, equitable and inclusive culture.

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Below are the priority areas that make up Our Imprint strategy:

People	Water	Climate	Packaging
Make diversity, equity, and inclusion part of everything we do - from how we work together to how we grow our company	Protecting precious water resources by doing more with less	Leaving a smaller carbon footprint at every step of the value chain	Reducing packaging and innovating for a more circular economy

Notably, metrics that support Our Imprint 2025 commitments are embedded in the performance goals for leaders of our organization that have the ability to impact the goals. In addition, starting in 2022, 10% of the short-term incentive awards for the Molson Coors Leadership Team, representing approximately the top 100 senior leaders in our organization, will be based on an ESG scorecard composed of certain quantitative ESG metrics.

More information about Our Imprint strategy, the goals we aim to achieve and the progress we have made can be found on our sustainability website, www.MolsonCoorsOurImprint.com, which includes:

●

Environment, Social and Governance (ESG) Report 2021, which presents the most recent progress made against our certain goals and includes more details on the underlying data, processes and policies that support ESG topics.

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Sustainable Development Goals Impact Report 2021, which shows how we are taking action to contribute to the 17 global goals set forth by the United Nations by 2030.

The information provided in the ESG Report 2021 or Sustainable Development Goals Impact Report 2021 is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Corporate Governance Guidelines

Our full Board, the majority of which is independent, oversees the corporate governance of our Company. Our Board has adopted Governance Guidelines to promote effective corporate governance and the proper functioning of the Board and its committees. The Governance Guidelines set forth a common set of expectations as to how our Board should function, including with respect to the composition of our Board, the criteria to be used in selecting director nominees, Board and Committee oversight of the Company’s ESG strategy and initiatives, expectations of our directors, and evaluation of the performance of our Board and its committees. Our Board and the Governance Committee regularly review developments in corporate governance and consider stockholder feedback to respond to new developments as necessary and appropriate.

Code of Business Conduct

All of our directors and employees, including our CEO, CFO and other executive and senior officers, are bound by our Code of Business Conduct which complies with the requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC) to ensure that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

Board and Committee Governance

Board Leadership Structure

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight, as discussed below.

Chair and Vice Chair. We separate the roles of Chair and CEO. According to our Bylaws, the Chair is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. The Vice Chair is appointed by the Class Nominating Subcommittee that does not appoint the Chair. Peter H. Coors was appointed Chair by the Class A-C Nominating Subcommittee effective May 2021, and he will serve in this position until the 2023 Annual Meeting. Andrew T. Molson was appointed Vice Chair by the Class A-M Nominating Subcommittee effective May 2021 and he will serve in this position until the 2023 Annual Meeting.

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Independent Governance Committee Member.  In addition to the Chair and Vice Chair, the Independent Governance Committee Member also has additional governance responsibilities pursuant to the Governance Guidelines and Restated Certificate of Incorporation, including (1) reviewing and approving Board and committee agendas, together with the Chair and Vice Chair, (2) convening and chairing executive sessions during each regular Board meeting of the independent directors without non-independent directors or members of management present, (3) reporting to the Board, Chair or management, as appropriate, on any issues, requests or concerns identified during the independent director executive sessions, and (4) overseeing, with the support of the Company Secretary, the annual Board and committee evaluation process.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing our enterprise risk management program (ERM Program) to ensure it is appropriately designed to identify and manage the principal risks of our business. Our Board realizes that the achievement of our strategic objectives necessarily involves taking calculated risks, and that, as our business evolves, risks applicable to our business change. The ERM Program is designed to enable us to appropriately identify, monitor, manage, prioritize and mitigate these risks, and foster a culture of integrity, risk awareness and compliance within our Company. As shown below, our Board has tasked its committees with certain risk management responsibilities, and these committees regularly report to the Board regarding the matters within their area of responsibility:

Board/Committee	Primary Areas of Risk Oversight
Board
●

Adopt a strategic planning process and annually approve a strategic plan, taking into account the risks of our business

●

Ensure the dedication of resources and implementation of appropriate systems to manage the principal risks of our business

●

Oversee and monitor our ERM Program (shared with the Audit, Compensation & HR, and Governance Committees)

●

Oversee related party transactions (shared with the Audit Committee)

●

Annually review the ERM Program

●

Review regular reports from management on material risks, the degree of exposure to those risks, and plans to address such risks

●

Review reports on risk assessment from the Board committees

Audit Committee
●

Oversee and monitor our risk management efforts, including our ERM Program; our anti-hedging, anti-pledging and anti-short sale policy; and ESG program and performance, including corporate responsibility, alcohol policy, and sustainability efforts

●

Oversee the management of our major financial risks and cybersecurity risks and the steps management has taken to monitor and control such risks

●

Oversee related party transactions (shared with our Board)

●

Oversee our internal controls and internal audit function

Compensation & HR Committee
●

Oversee the risks relating to our compensation plans and human resource programs

●

Oversee our human resource and talent management programs, including leadership development and our commitment to DEI

Finance Committee	● Oversee our financial position and policies, including the risks related to our capital structure, debt portfolio, pension plans, taxes, currency risk and hedging programs
Governance Committee
●

Oversee the Company’s corporate and political action committee political contributions and political activities

●

Monitors best practices, trends, developments and issues related to corporate governance practices and policies, in the context of the Company’s shareholder profile and “controlled company” status for NYSE and Toronto Stock Exchange (TSX) purposes

●

Oversee the Board’s retirement, resignation and retention policies

Management is charged with managing the business and the risks associated with the enterprise and reporting regularly to our Board. Management primarily regulates risk through the ERM Program, robust internal processes and control environments, comprehensive internal and external audit processes, and a strong ethics and compliance department, and by adhering to the Code of Business Conduct and our other policies. Management routinely communicates business risks identified through the ERM Program or otherwise to our Board or the appropriate committees and individual directors.

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Cybersecurity Risk Oversight

Cybersecurity is a critical component of our ERM program. Our Board, Audit Committee and senior management receive periodic briefings concerning cybersecurity, information security, technology risks, and our related risk mitigation programs. As detailed above, the Board and Audit Committee provide oversight over cybersecurity risk. The Audit Committee provides a deeper level of cybersecurity oversight through engagements at each meeting with senior management, including our VP Information Technology and key members of our cybersecurity team. We have implemented a cybersecurity awareness training program to facilitate initial and continuing education for employees on cybersecurity and related matters. Regular reviews are conducted to assess our information security programs and practices, including incident management, service continuity, and information security compliance programs. The Company maintains a cyber liability insurance policy providing insurance coverage for certain liability losses and business interruption events arising from an information security breach. In March 2021, the Company experienced a systems outage that was caused by a cybersecurity incident. Outside of the March 2021 incident, the Company has not experienced a material information security breach within the last three years.

Specific Risks

Our Compensation & HR Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those risks described from time to time in our other reports filed with the SEC.

Board Composition and Refreshment

Our Governance Guidelines require our Board and the Governance Committee to base director nominations on criteria that reflect the best interests of our Company, and stockholders and corporate responsibilities. In doing so, our directors strive to attain a Board with the appropriate balance and diversity of background and experience.

The factors considered when we select a director nominee for the Board include the individual’s:

●

diversity of opinion, personal and professional background and experience;

●

diversity of gender, race or ethnicity, nationality, age or country of origin, as further discussed below;

●

personal qualities and characteristics, accomplishments and reputation in the business community;

●

current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

●

ability and willingness to commit adequate time to our Board and committee matters;

●

skills, personality and compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to the Company’s needs; and

●

characteristics as they correspond with the perceived needs of our Company, our Board and its committees at the time.

As noted above, our Board and Governance Committee consider various diversity factors, including gender, age, race, ethnicity, nationality, and country of origin, as part of the assessment of director nominees to serve on our Board. In furtherance thereof, the Governance Committee will ensure that any initial list of prospective director candidates, including lists prepared by independent search firms, include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates.

The Board periodically reviews and assesses its composition and takes into consideration factors that may impact Board turnover and refreshment. To promote regular refreshment, the Governance Guidelines include a policy that provides that no director is eligible for nomination or election to our Board as an independent director if they will reach the age of 72 by the calendar year-end immediately preceding our next annual meeting. Even though the policy provides that our Board may approve an exception to this guideline on a case-by-case basis in rare circumstances, our Board and Governance Committee do not currently plan to waive the retirement age guideline for directors who will reach retirement age before 2024. These retirement-age restrictions do not apply to our non-independent Class A directors. As previously mentioned, Douglas D. Tough was not re-nominated for election as a director pursuant to this retirement policy.

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Nomination Process

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third-party search firms hired to identify and/or evaluate potential nominees. The Board retained a third-party search firm for a fee to help facilitate the identification, screening and interview process of potential director nominees, including Julia M. Brown in 2021 and Leroy J. Williams, Jr. in 2022. After our Board considers the qualifications outlined above, together with feedback from any third-party search firms hired to evaluate potential nominees, candidates are formally nominated and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as shown below:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent
●

Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

●

All nominees must be independent

●

Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Governance Committee: Independent Governance Committee Member (defined below) Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee
●

Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

●

Must include the CEO of our Company (currently Gavin D.K. Hattersley) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): David S. Coors Peter H. Coors
●

Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors)

●

A majority of the nominees must be independent

Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson
●

Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors)

●

A majority of the nominees must be independent

(1)

The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland Securities (1981) Inc. (Pentland) and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

As a result of our nomination process, we elected or nominated six highly-qualified directors since September 2019, increasing the number of women directors to three and the number of ethnically or racially diverse directors to three.

Candidates Recommended by Stockholders

Pursuant to our Governance Guidelines, our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

Director Independence

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the definition of independence under the NYSE Listing Standards. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that a majority of our directors are independent from management at all times. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) that could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

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During a meeting held in February 2022, the Board determined that the following director nominees are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors(1)
Julia M. Brown	H. Sanford Riley
Roger G. Eaton	Louis Vachon
Mary Lynn Ferguson-McHugh	Leroy J. Williams, Jr.(2)
Charles M. Herington	James “Sandy” A. Winnefeld, Jr.
Nessa O’Sullivan
(1) Mr. Tough, determined to be independent, was not re-nominated to stand for re-election to the Board. (2) Mr. Williams is a director nominee.

Board Committees

Our Board currently has four standing committees: the Audit Committee, the Compensation & HR Committee, the Finance Committee and the Governance Committee. Our Board may from time to time establish additional committees.

As discussed above under “Nomination Process,” the Governance Committee, which is referred to as the Nominating Committee in our Restated Certificate of Incorporation, also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the current members of each standing committee of our Board and the number of meetings held by each committee during 2021. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees. However, other than the members of the Governance Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each member of the Board’s committees meets the definition of an independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit	Compensation & HR	Finance	Governance
Julia M. Brown
David S. Coors				(1)
Peter H. Coors				(1)
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Gavin D.K. Hattersley
Charles M. Herington
Andrew T. Molson				(2)
Geoffrey E. Molson				(2)
Nessa O’Sullivan
H. Sanford Riley
Douglas D. Tough(3)
Louis Vachon
Leroy J. Williams, Jr.
James “Sandy” A. Winnefeld, Jr.
Meetings Held in 2021	8	8	6	5
Aggregate % of Meetings Attended	100%	94.7%	95.0%	100%
= Chair = Member
(1)

Member of the Class A-C Nominating Subcommittee.

(2)

Member of the Class A-M Nominating Subcommittee.

(3)

Mr. Tough was not re-nominated to stand for re-election to the Board, but he will remain on the Compensation & HR Committee through the Annual Meeting.

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Audit Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

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the integrity of our financial reporting process and our financial statements;

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our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct;

●

our systems of internal control over financial reporting and disclosure controls and procedures;

●

our internal audit function;

●

the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any other lawful purposes;

●

our risk management efforts, including alcohol policy matters, ESG and sustainability matters, and evaluating trends which affect or could affect the Company’s business activities and performance, and making recommendations to the Board and management regarding how the business can adjust to such trends; and

●

our cybersecurity program and related risk management.

Our Audit Committee is also charged with:

●

administering our ESG and sustainability programs, reporting, controls and assurance of underlying information, including coordinating on ESG initiatives with the other Board committees;

●

preparing the report that is required by the SEC to be included in this Proxy Statement;

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providing an avenue of communication among our independent auditors, financial and senior management, internal audit department, ethics and compliance managers, and our Board;

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appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including having sole authority to approve all audit engagement fees and terms;

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overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting; and

●

subject to the requirements of our Bylaws, considering issues involving related person transactions, considering for approval any such transactions, of the type required to be disclosed pursuant to SEC regulations, in accordance with our related person transaction policy, approving such transactions before they are entered into, periodically reviewing ongoing related person transactions, and prohibiting a related person transaction if it is determined to be inconsistent with the best interests of the Company and its stockholders.

Together with management, internal audit, and our independent auditors, our Audit Committee reviews and discusses our policies and procedures regarding assessment and management of emerging and principal risks facing us, including those related to our tax and finance compliance activities, our technology, cybersecurity and information security, and sustainability, as applicable, including our major financial risk exposures, the ERM Program and the steps management has taken to monitor and control such exposures. In addition, our Audit Committee oversees our Insider Trading Policy which includes our anti-pledging policy.

Furthermore, our Audit Committee reviews with management and our independent auditors:

●

accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;

●

the adequacy of our internal controls; and

●

the effects of regulatory and accounting initiatives on our financial statements.

For more information on the Audit Committee’s role in risk oversight see the “Board’s Role in Risk Oversight” section of this Proxy Statement. In addition, the Audit Committee Report is included under its own heading later in this Proxy Statement.

INDEPENDENCE

Each member of the Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards, and that Roger G. Eaton is an “audit committee financial expert” as defined under SEC regulations.

Compensation & HR Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Compensation & HR Committee is responsible for establishing and reviewing the overall compensation philosophy of our Company, and for evaluating and approving compensation plans, programs and levels primarily applicable to our executive officers. Our Compensation & HR Committee also makes all decisions regarding the implementation and administration of our incentive compensation, equity compensation and other benefit plans and programs, and oversees certain aspects of our retirement plans.

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The Compensation & HR Committee also oversees key human resources and human capital management initiatives, programs and processes, including:

●

talent retention and development, including leadership development;

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talent pipeline and succession planning, including for the CEO, executive officers and certain other senior leaders;

●

programs and systems for performance management;

●

our Company’s commitment to DEI; and

●

our progress against our social initiatives including those set forth in the Company’s annual ESG report.

Our Compensation & HR Committee may form one or more subcommittees and delegate certain authority to those subcommittees, except to the extent prohibited or restricted by applicable law or regulation or by our Restated Certificate of Incorporation or Bylaws.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the “CD&A” section of this Proxy Statement. In addition, the Compensation & HR Committee Report is included under its own heading later in this Proxy Statement.

Our Compensation & HR Committee retained as its independent compensation consultant WTW (formerly known as Willis Towers Watson) (Compensation Consultant) to provide independent advice and assist in the development and evaluation of the Company’s 2021 executive and director compensation policies and programs. After considering various factors as required by applicable NYSE rules and its charter, our Compensation & HR Committee concluded there were no conflicts of interest with the Compensation Consultant.

INDEPENDENCE

Each member of the Compensation & HR Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act.

Finance Committee

PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Finance Committee assists our Board in fulfilling its responsibilities relating to the oversight of our financial affairs, including overseeing and reviewing our financial position and policies, and approval of our financing activities.

The Finance Committee’s responsibilities and duties include:

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monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;

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monitoring our financial condition and our requirements for funds, including with respect to acquisitions and divestitures;

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monitoring investment performance and funding of our pension funds;

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monitoring our debt portfolio, interest rate risk and expense management, credit facilities and liquidity;

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subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions, including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;

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monitoring relationships with credit rating agencies and the ratings given to us;

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overseeing our financial risk management strategies, including foreign currency, interest rates, commodity and other derivatives;

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periodically reviewing the results of our investment, derivative and hedging activities;

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monitoring and approving our dividend and share repurchase policies and programs provided that certain dividends and share repurchase programs require final approval by our Board;

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subject to certain agreements requiring Board approval or delegated to the CEO and CFO, reviewing and approving the entry into agreements by us to purchase goods and services in the aggregate amount of greater than $250 million USD (or local currency equivalent) in one year or $500 million USD (or local currency equivalent) over the term of the agreement;

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overseeing and monitoring the Company’s renewable energy procurement and related risk management efforts;

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reviewing regular reports regarding our supplier diversity efforts; and

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overseeing, monitoring and reviewing regular reports regarding our return on investment related to acquisitions, growth initiatives and overall enterprise returns.

INDEPENDENCE

Each member of the Finance Committee meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

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Governance Committee

COMPOSITION

Pursuant to our Restated Certificate of Incorporation, our Governance Committee (which is referred to in our Restated Certificate of Incorporation as the Nominating Committee) must be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director, referred to as the Independent Governance Committee Member.

PRIMARY RESPONSIBILITIES

Under the terms of the Governance Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Governance Committee and its Nominating Subcommittees include, among other things:

●

recommending to our Board up to three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;

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nominating, directly or through its sub-committees, up to 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described under “Nomination Process”;

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periodically evaluating and recommending criteria for selection of Board members to be adopted by the Governance Committee and our Board;

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monitoring and overseeing the annual evaluation of our Board;

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reviewing and preparing for approval by our Board, our annual operating plan and the annual budget for the activities and operations of our Board;

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periodically evaluating and recommending for approval to our Board, the Board’s policies for retirement, resignation and retention of the directors;

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recommending for approval by our Board, memberships and chairs of the Board’s other committees;

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identifying and recommending for approval by our Board, candidates for CEO of our Company;

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assisting the Board in monitoring best practices, trends, developments and issues relating to our corporate governance practices and policies, in the context of our shareholder profile and “controlled company” status for NYSE and TSX purposes;

●

overseeing our corporate and political action committee political contributions and receiving annual reports summarizing our political activities, including an annual review of our Political Contributions Policy & Activity Report; and

●

reviewing and recommending for approval by our Board, changes to our Governance Guidelines.

INDEPENDENCE

As a “controlled company,” we are not required to have a nominating/corporate governance committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. Mr. H. Sanford Riley, the Independent Governance Committee Member, is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Board and Committee Self-Assessments

Pursuant to the Governance Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to ensure that they are working effectively. The corporate secretary’s office prepares and distributes anonymous self-assessment questionnaires to all directors, and the results of such questionnaires are discussed with our Board and Governance Committee in detail. In addition, the Independent Governance Committee Member periodically conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

Meetings and Attendance

Our Board held six meetings during 2021. All directors attended at least 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2021, in each case during the periods that he or she served. All directors attended at least 96.5% of such Board meetings. In addition, our directors are encouraged to attend the Annual Meeting. All directors standing for re-election at such time attended the 2021 annual meeting of stockholders.

Our Board and each of its committees generally hold executive sessions of non-employee directors at each regularly scheduled meeting. Such executive sessions of independent directors are presided over by the Independent Governance Committee Member, as set forth in the Governance Guidelines.

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Our Long-Term Family Stakeholders

Molson Coors is the proud combination of two family controlled publicly-listed companies that came together in 2005: Molson, Inc. (Molson) and Adolph Coors Company (Adolph Coors). Molson traces its roots back to 1786, making it North America’s oldest beer company, and Adolph Coors was originally founded in 1873. We believe the long history of the involvement and ownership of the Molson and Coors families is one of our greatest strengths.

Our Company continues to thrive as a result of having two dedicated family stakeholder bases with a long-term ownership perspective. Generations of Molson and Coors family members have actively served on our Board and been engaged in the business, which demonstrates their families’ interest in and commitment to the long-term success of our Company. Currently, Andrew Molson and Geoff Molson, each the sixth generation Molson family members engaged in the business, are active members of our Board of Directors. In addition, Peter H. Coors and David S. Coors are fourth and fifth generation Coors’ family members, respectively, engaged in the business and also active members of our Board, and David S. Coors and Peter J. Coors (son of Peter H. Coors and brother of David S. Coors) are also active employees in our business.

We strongly believe that the Molson and Coors family control and their long-term stewardship have provided, and will continue to provide, a strategic advantage to our Company. Historically, the family ownership structure has helped to maintain stability and mitigate certain short-term pressures typically faced by widely-held companies, which has allowed the Board and management to focus on more long-term sustainable growth that generally benefits all stockholders. This strategic advantage is sustained by a careful balancing of the roles of our Board, management, and all of our stockholders—including the Molson and Coors families. We also recognize the important role that our independent directors play in our Company. Despite our “controlled company” nature, a majority of our Board is independent and, as discussed further above, our Independent Governance Committee Member plays a crucial role in helping to ensure the interests of all directors are taken into consideration on matters, including through acting as chair of the executive sessions of solely independent directors.

The family members also play an important role in upholding our corporate culture, which has helped us to attract and retain top talent. In addition, management effectively cultivates its relationship with the Molson and Coors family members through a variety of channels, including regular Board and committee interaction, investing in future growth opportunities and supporting Molson Coors’ vision to unite people and celebrate all life’s moments.

Stockholder Engagement

Why We Engage

We believe it is essential to actively engage with our stockholders to discuss and receive feedback regarding matters of importance to them and emerging trends, including, among others, changes to continue to bolster our corporate governance practices, the interplay between ESG and executive compensation, and appropriate ESG frameworks and disclosure metrics. Accordingly, we are committed to the following practices to continue to build and maintain relationships and trust with our stockholders:

conducting year-round engagement with stockholders, proxy advisory firms, and stock analysts; engaging at stockholders’ request to address questions and concerns regarding the Company;

providing stockholder feedback to the Board and committees on a regular basis; and

considering and reflecting on stockholder feedback in our periodic review and update of policies and practices.

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How We Engage

Who We Engage With

We proactively reach out twice each year to our top stockholders and other stockholders as needed, including those that requested engagement or voted against certain proposals.

What We Discussed

Our interactions with stockholders in 2021 and this year covered a broad range of topics, including the following:

●

ESG standards, assurance and reporting frameworks

●

Emerging trends around the interplay between ESG and executive compensation

●

Board oversight of ESG matters

●

DEI and human capital management efforts

●

Board refreshment, succession planning and Board-level diversity activities

●

Executive compensation design and alignment with our revitalization plan

How We Responded

Based on feedback we received as a result of our engagement activities, we have made a number of enhancements to our corporate governance policies and disclosures in the past several years. Below are a few examples of the changes made based on feedback from our stockholders:

●

We amended our Restated Certificate of Incorporation to expand the non-binding advisory say on pay vote to include the Class B stockholders.

●

We continue to update our ESG and sustainability disclosures to highlight the steps we have taken and continue to take to achieve Our Imprint 2025 strategy and our sustainability goals.

●

We revised our Governance Guidelines in 2021 to clarify the various types of diversity that the Board considers in evaluating director nominees and board composition.

●

We further updated our Governance Guidelines to clarify that the Governance Committee will ensure that any initial list of prospective director candidates include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates.

●

We implemented an enhanced anti-pledging policy as part of the Insider Trading Policy.

●

We adopted a retirement age of 72 for our independent directors.

●

We also adopted a Political Contributions Policy in partial response to employee and stockholder engagement.

●

Since September 2019, we elected or nominated six new directors to the Board, increasing the number of women directors to three and the number of ethnically or racially diverse directors to three.

●

Starting in 2022, 10% of the short-term incentive awards for the Molson Coors Leadership Team, representing approximately the top 100 senior leaders in our organization, will be based on an ESG scorecard composed of certain quantitative ESG metrics.

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Certain Governance Policies

Hedging, Pledging and Short Sale Policies

Under our Insider Trading Policy, directors, executive officers, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, the Audit Committee adopted an enhanced anti-pledging policy, set forth in the Insider Trading Policy, that prohibits directors, executive officers, and other employees from purchasing our securities on margin, borrowing against any account in which our securities are held, or otherwise pledging securities as collateral for a loan. The restriction on pledging our securities as collateral for a loan (not including margin debt) may be waived with the prior approval of the CFO and Chief Legal Officer or Deputy Chief Legal Officer, except in the case of a proposed pledge by an insider (defined as a director or executive officer who is subject to Section 16 of the Exchange Act or any executive that is a direct report to the CEO). Any proposed pledge by an insider must also be approved in advance by the Audit Committee as part of its risk oversight function.

The enhanced anti-pledging policy sets forth more than a dozen distinct factors that must be considered before a proposed pledging transaction may be approved. Details of outstanding pledges of our securities are included within footnotes in the “Beneficial Ownership” section of this Proxy Statement.

As part of its risk assessment and risk management oversight responsibilities, the Audit Committee has evaluated the outstanding pledges of our securities, both on an individual and an aggregate basis, including the potential impacts to us and our stock price in the event of a forced sale, and does not believe they are reasonably likely to have a material adverse effect on us. In addition, the Audit Committee has reviewed and approved our risk management plans in the event of a forced sale or other potential event of default under these pledging arrangements.

Our directors, executive officers and other employees also are prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco).

Political Contribution Policy

In February 2021, the Governance Committee adopted an enhanced political contribution policy that outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. The Political Contribution Policy was adopted in response to feedback received from employees and as part of the Company’s ongoing stockholder engagement. The Political Contribution Policy sets forth the broad criteria that drive decisions regarding political contributions by employee-funded entities (e.g., federal PACs), corporate contributions where allowed by law, and other lobbying and advocacy efforts. It also provides that the Company’s political spending will be aligned to a set of giving criteria that is focused on a pro-Company agenda that generally, but not exclusively, opposes increased beer taxes and restrictions on sales and marketing, and promotes marketplace transparency and industry innovation. The Political Contribution Policy also clarifies that the Company’s political spending will not be influenced by the political preferences of any individual director, officer or employee. The policy vests oversight responsibilities with the Governance Committee and places day-to-day management of the Company’s political activities with the Chief Legal & Government Affairs Officer and Vice President — Government Affairs.

Access To Our Directors

Stockholders and other interested parties may communicate directly with members of our Board as described in the “Question and Answers” section of this Proxy Statement.

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Director Compensation

General

We use a combination of cash and stock-based compensation to ensure we can continue to attract and retain high-caliber individuals to serve on our Board. The Compensation & HR Committee, with assistance from the Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation & HR Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company and the skill level required of our Board members, as well as the compensation of directors at our peer companies. Our overall director compensation approach is to target the median of our peer group described in the “Compensation Discussion & Analysis” section of this Proxy Statement for both cash and stock-based elements.

2021 Compensation

For 2021, directors received an annual cash retainer and an annual equity grant in the form of restricted stock units (RSUs), as shown below. Amounts paid are prorated according to dates of service.

Compensation Element	Members (non-Chair) ($)	Chair & Vice Chair of our Board ($)	Chair of the Audit Committee ($)	Chair of the Compensation & HR Committee ($)	Chair of the Finance Committee ($)
Cash Retainer	100,000	190,000	120,000	120,000	115,000
RSUs	145,000	145,000	145,000	145,000	145,000
Total	245,000	335,000	265,000	265,000	260,000

In addition, directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also received tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions.

After a review of our peer group median reference points, the Compensation & HR Committee believes our director pay approximates the median of our peer group and thus recommended, and the Board approved, no changes to any elements of director compensation for 2021.

Under our Directors’ Stock Plan, non-Molson and non-Coors family directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) deferred stock units (DSUs), with the balance in each case being paid in cash. Molson and Coors family directors receive their entire retainer and any Chair or Vice Chair retainer, as applicable, in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Upon departure from the Board, directors who have elected DSUs are paid a cash amount equal to the dividends that would have been paid during the vesting period had each DSU been an actual share of Class B common stock.

Mr. Hattersley, as our President and CEO, does not receive any compensation for his service on the Board. See the “Executive Compensation” section of this Proxy Statement for Mr. Hattersley’s compensation as President and CEO of the Company.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times the annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and unvested RSUs, are included in calculating ownership levels.

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Director Compensation Table

The table below summarizes the compensation by our Company to directors for the year ended December 31, 2021.

Current Directors	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	All Other Compensation(2) ($)	Total ($)
Julia M. Brown(3)	59,890	145,057	1,719	206,666
David S. Coors(4)	100,000	145,057	4,400	249,457
Peter H. Coors	190,000	145,057	6,059	341,116
Roger G. Eaton	120,000	145,057	17,814	282,871
Mary Lynn Ferguson-McHugh	120,000	145,057	6,059	271,116
Charles M. Herington	100,000	145,057	21,952	267,009
Andrew T. Molson	190,000	145,057	6,059	341,116
Geoffrey E. Molson(5)	100,000	145,057	88,883	333,940
Nessa O’Sullivan	100,000	145,057	6,344	251,401
H. Sanford Riley	100,000	145,057	16,714	261,771
Douglas D. Tough(6)	100,000	145,057	9,248	254,305
Louis Vachon	115,000	145,057	12,016	272,073
James “Sandy” A. Winnefeld, Jr.	100,000	145,057	4,400	249,457
Former Director
Iain J.G. Napier(7)	40,385	—	—	40,385
(1)

As outlined below in “Fees Earned or Paid in Cash Elections”, certain directors elected to receive a portion of the above fees in the form of Deferred Stock Units (“DSUs”) or shares of the Company stock pursuant to a program adopted in the 3rd quarter of 2006.

(2)

Represents dividend equivalents accrued in 2021 on unvested RSUs and DSUs.

(3)

Ms. Brown was elected as a director on May 26, 2021. The amounts reflected above are prorated for her service during 2021.

(4)

In addition to his director compensation reflected in the table above, David S. Coors received compensation of approximately $370,000 in 2021 as an employee of our Company, which included salary, bonus and equity awards consisting of PSUs and RSUs. Assuming maximum-level performance for the PSUs, the aggregate compensation would be increased by $50,000.

(5)

In addition to dividend equivalents accrued in 2021 on unvested RSUs and DSUs of $6,059, Geoffrey E. Molson received CAD $105,000 in 2021 for consultant services rendered to our Company in his ambassadorial role, both of which are shown in the “All Other Compensation” column above. A CAD to USD exchange rate of 0.7888 as of December 31, 2021 was used to convert Mr. Molson’s ambassadorial role fees.

(6)

Mr. Tough was not re-nominated to stand for re-election at the Annual Meeting pursuant to the Board’s retirement policy.

(7)

Mr. Napier served as a Director through May 26, 2021. The amounts reflected above are prorated for his service during 2021 and include a portion of his fees paid in cash due to his retirement as a Director during the 2nd quarter of 2021.

On May 27, 2021, each director received an annual equity grant of 2,528 RSUs with a grant date fair value of $57.38 per unit and an aggregate grant date fair value of $145,057. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718). The assumptions used to calculate these amounts are described in Note 13 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 27, 2024, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of Class B common stock.

Fees Earned or Paid in Cash Elections

For 2021, the directors made the following elections under our Directors’ Stock Plan:

●

Retainer paid in 100% Cash: David S. Coors, Peter H. Coors, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson, H. Sanford Riley, and James Winnefeld Jr.

●

Retainer paid in 50% DSUs and 50% Cash: Charles M. Herington, and Douglas D. Tough.

●

Retainer paid in 50% Shares of Class B Common Stock and 50% Cash: Julia M. Brown.

●

Retainer paid in 100% DSUs: Roger G. Eaton, Iain J.G. Napier and Nessa O’Sullivan.

●

Retainer paid in 100% Shares of Class B Common Stock: Louis Vachon.

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Stock Awards

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2021.

Current Directors	RSUs(1)	DSUs(2)
Julia M. Brown(3)	2,528	—
David S. Coors	6,470	—
Peter H. Coors	8,911	—
Roger G. Eaton	8,911	18,258
Mary Lynn Ferguson-McHugh	8,911	—
Charles M. Herington	8,911	23,776
Andrew T. Molson	8,911	—
Geoffrey E. Molson	8,911	—
Nessa O’Sullivan	6,470	3,670
H. Sanford Riley	8,911	15,668
Douglas D. Tough(4)	8,911	5,094
Louis Vachon	8,911	8,759
James “Sandy” A. Winnefeld, Jr.	6,470	—
Former Director
Iain J.G. Napier(5)	6,383	8,942
(1)

Represents the underlying shares of Class B common stock issuable upon vesting, retirement from our Board, death or disability, and settlement, as applicable; Excludes 2,084 outstanding RSUs received by David S. Coors as an employee of the Company.

(2)

Represents the underlying shares of Class B common stock issuable within thirty days after termination of service as a member of our Board, and settlement, as applicable.

(3)

Ms. Brown was elected as a director on May 26, 2021.

(4)

Mr. Tough was not re-nominated to stand for re-election at the Annual Meeting pursuant to the Board’s retirement policy.

(5)

Mr. Napier served as a Director through May 26, 2021. Reflects ownership information based on the Form 4 filed by Mr. Napier with the SEC on May 26, 2021, which was the last Form 4 filed before Mr. Napier’s retirement, and subsequent transactions through December 31, 2021 of which the Company is aware.

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Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families, which require full Board of Director approval in accordance with our Bylaws) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Other than salary and benefits to officers and employees in the ordinary course of business, any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, the Class B exchangeable shares or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have contractual relationships with the Montréal Canadiens and Gestion evenko. Geoffrey E. Molson, a member of our Board, and Andrew T. Molson, our Vice Chair, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko. Geoffrey E. Molson is also the President and CEO of CH Group Limited Partnership. In 2021, we made payments totaling approximately CAD $12.6 million to the Montréal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montréal Canadiens or its affiliates made payments totaling approximately CAD $805,900 to us according to the terms of our agreements and purchased our products in the ordinary course of business. In 2021, we made payments totaling approximately CAD $165,000 to Gestion evenko in marketing, advertising and promotional endeavors in the ordinary course of business. The business relationships have been in place for many years, are reviewed at least annually by the Audit Committee, and our Board has determined they are fair and reasonable and comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montréal Canadiens, such predecessor agreed to assume the liability associated with the Montréal Canadiens Deferred Compensation Plan (MCDC) for the benefit of the Montréal Canadiens’ players and coaches. During 2021, we made annual pension payments of approximately CAD $18,492 under the MCDC.

We have an ongoing business relationship with RES PUBLICA and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2021, we made payments to NATIONAL Public Relations totaling approximately CAD $160,900 for strategic public relations services, and payments to RES PUBLICA totaling approximately CAD $1,700 for strategic public relations services. The business relationship has been in place for many years, is reviewed at least annually by the Audit Committee, and our Board has determined it is fair and reasonable and comparable to market conditions for similar business relationships.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in

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place for all employees of Molson Coors. Peter J. Coors (son of Peter H. Coors and brother of David S. Coors), and David S. Coors (son of Peter H. Coors) are employed by the Company. In 2021, Peter J. Coors received compensation in the ordinary course of business of approximately $270,000, which included salary, bonus and equity awards. Our policies and procedures for review, approval and ratification of related person transactions did not require review, approval or ratification of Peter J. Coors’ compensation because it was limited to salary and benefits paid to an employee in the ordinary course of business. Please see the “Director Compensation” section of this Proxy Statement for a description of Peter H. Coors’ and David S. Coors’ compensation in their respective roles as directors of our Company and for David S. Coors’ compensation as a non-executive employee.

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Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

Age 59 President and CEO of Molson Coors since September 2019	GAVIN D.K. HATTERSLEY
BUSINESS EXPERIENCE: See page 17.

Age 55 CFO of Molson Coors since November 2016	TRACEY I. JOUBERT

BUSINESS EXPERIENCE:

Prior to her current role, Ms. Joubert served as the CFO and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Before joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld, Ltd and articled at KPMG South Africa. Ms. Joubert has served as director of JELD-WEN Holding, Inc. (NYSE: JELD), a publicly-traded global manufacturer and distributor of windows, doors, and other building products, since 2021. She previously served as a director of Cooper Tire & Rubber Company (NYSE: CTB) from 2017 to 2021. She also serves on the Board of Trustees for the Boys and Girls Clubs of Milwaukee.

EDUCATION: Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of Witwatersrand in South Africa. She passed the Public Accountants and Auditors Board exams in 1989.

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Age 45 Chief Legal and Government Affairs Officer of Molson Coors since December 2021	ANNE-MARIE W. D’ANGELO

BUSINESS EXPERIENCE:

Prior to joining Molson Coors, Ms. D’Angelo served as Executive Vice President, General Counsel and Corporate Secretary for NiSource (NYSE: NI), an energy holding company, from January 2021 to December 2021, and as Senior Vice President, General Counsel and Corporate Secretary from 2019 through January 2021. Before joining NiSource, Ms. D’Angelo served as General Counsel and Corporate Secretary of Global Brass and Copper Holdings from 2017 to August 2019. Prior to joining Global Brass and Copper Holdings, Ms. D’Angelo also spent nearly 13 years at McDonald’s Corporation serving in various roles of increasing responsibility. She began her career at a midsize Chicago law firm practicing commercial real estate and corporate law. Ms. D’Angelo serves on the Legal Advisory Board for Catholic Charities and is an active member of the Hispanic National Bar Association.

EDUCATION: Ms. D’Angelo holds a juris doctor from the University of Notre Dame Law School and a bachelor’s degree in English from the College of the Holy Cross.

Age 49 President, Emerging Growth since November 2019	PETER MARINO

BUSINESS EXPERIENCE:

Prior to his current role, Mr. Marino served as President of Tenth & Blake, our U.S. craft beer division, from September 2017 to November 2019. He served as Chief Public Affairs and Communications Officer for MillerCoors from September 2014 to November 2019, overseeing all communications, corporate, community and government affairs for MillerCoors. Mr. Marino joined MillerCoors in August 2012.

EDUCATION:

Mr. Marino holds a Masters of Business Administration degree from the Anderson School at the University of California - Los Angeles and a bachelor’s degree in journalism from the University of Wisconsin - Madison.

Age 44 Chief Marketing Officer since November 2019	MICHELLE ST. JACQUES

BUSINESS EXPERIENCE:

Prior to her current role, Ms. St. Jacques served as Chief Marketing Officer of MillerCoors from February 2019 until November 2019. From 2015 to January 2019, Ms. St. Jacques served as Senior Vice President and Head of Global Brand & Marketing Capabilities for Kraft Heinz Company, in addition to a number of other roles of increasing responsibilities with the company. Prior to the 2015 merger of Kraft and Heinz, she served as Vice President of Heinz Brand for H. J. Heinz Company from 2014 to 2015.

EDUCATION: Ms. St. Jacques holds a bachelor’s degree of Business Administration from the University of Michigan.

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Age 45 President and CEO of Molson Coors Europe since January 2022	SERGEY YESKOV

BUSINESS EXPERIENCE:

Prior to his current role, Mr. Yeskov served as Managing Director-Central and Eastern Europe from January 2020 to December 2021. Mr. Yeskov served as President and CEO of Molson Coors International from January 2018 to December 2019. He also served as Chief Sales and Commercial Officer at Molson Coors Canada from January 2017 to December 2017 and as Regional President of Croatia, Bosnia, Slovenia / General Manager of Zagrebacka Pivovara from December 2009 to December 2016. Prior to joining Zagrebacka Pivovara, he held a number of positions in breweries owned by Anheuser-Busch InBev.

EDUCATION:

Mr. Yeskov holds a Masters of Business Administration degree from the IEDC - Bled School of Management, an Engineering degree from the National Aerospace University -‘Kharkiv Aviation Institute’, and a bachelor’s degree in International Economics from Kharkiv State Economics University.

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Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-pay Vote)

In accordance with Section 14A of the Exchange Act, the Class A Holders and the Class B Holders, voting together as a single class, are entitled to cast a vote to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis” section and the “Executive Compensation” section of this Proxy Statement. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013, and based on the 2017 advisory vote regarding the frequency of say-on-pay votes, our Board has determined to hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of such votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of our stockholders.

In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with medium- and long-term stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation & HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation Discussion and Analysis (CD&A)

TABLE OF CONTENTS

Compensation Discussion and Analysis (CD&A)	47
Introduction	47
Executive Summary	47
Executive Compensation Philosophy	50
Oversight of Executive Compensation Programs	53
Components of Executive Compensation and 2021 Executive Pay Outcomes	54
Additional Information Regarding Executive Pay	60

Introduction

This CD&A describes our executive compensation programs and practices and explains how the Compensation & HR Committee considers performance when making compensation decisions. This discussion focuses on the compensation provided to our NEOs, who for 2021 were:

Gavin D.K. Hattersley	Tracey I. Joubert	Michelle St. Jacques	Peter J. Marino	Simon J. Cox	E. Lee Reichert
President and CEO of Molson Coors	CFO of Molson Coors	Chief Marketing Officer (CMO) of Molson Coors	President of Emerging Growth	Former President and CEO of Molson Coors Europe(1)	Former Chief Legal & Government Affairs Officer and Secretary of Molson Coors(2)
(1)

Mr. Cox stepped down as the President and CEO of Molson Coors Europe on December 31, 2021, and will be on garden leave until December 31, 2022 at which time he will retire from the Company, as described more fully under the “Material Terms of Employment Agreements and Letters” section of this Proxy Statement.

(2)

Mr. Reichert retired from the Company effective September 17, 2021.

The decisions described in this CD&A were made in the normal course in early 2021. We did not make any mid-cycle adjustments to incentive plan performance targets or use discretion to adjust payouts to account for the impact of the coronavirus pandemic.

Executive Summary

Linking Compensation to Strategy

Our business strategy drives our compensation philosophy and the choices we make as a business. Our two primary focus areas are (i) to be the first choice for our people, consumers and customers strategy, and (ii) execution against our revitalization plan, which we have steadily pursued since it was announced in October 2019. The revitalization plan focuses on the following five pillars:

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Our business strategy involves delivering against our revitalization plan and using a balanced focus on both top- and bottom-line performance with a goal of achieving sustainable growth. Our annual incentive program, the Management Incentive Compensation Plan or MCIP, supports this strategy by incorporating two bottom-line metrics, with each weighted 25%: Adjusted Underlying Income Before Income Taxes and Adjusted Underlying FCF; and two top-line metrics, with each weighted 25%: Adjusted NSR and Adjusted NSR / HL.

Capital allocation within our business has long been guided by prudent investments that are designed to grow stockholder value over the medium to long-term. To maintain a disciplined, consistent approach, the Company uses PACC across the business and we historically included PACC as a metric in our long-term incentive plan (LTIP) for our PSUs, along with Relative TSR and Cumulative NSR, which further aligns our compensation program with the interests of our stockholders.

Starting in 2022, we expect to replace PACC with Adjusted Underlying Income Before Income Taxes as a metric in our PSUs, while maintaining Relative TSR and Cumulative NSR as metrics, with each being independent measures weighted as follows: Relative TSR – 50%, Cumulative NSR – 25%, and Adjusted Underlying Income Before Income Taxes – 25%. In addition, in 2022, PSU payouts for long-term Company achievement of Cumulative NSR or Adjusted Underlying Income Before Taxes will no longer be contingent on threshold performance on Relative TSR, which approach emphasizes the importance of delivering against the Company’s revitalization plan ambition to focus on sustainable top- and bottom-line growth. Even though PACC is still expected to play an important role for the Company in making business and capital allocation decisions, we believe that Adjusted Underlying Income Before Income Taxes provides a more direct tie to employee performance as employees are better able to understand how their actions can effectuate improvements in this metric.

Linking Compensation to Performance

In 2021, we achieved the following Enterprise MCIP results on the metrics for our short-term incentive plans:

●

Below target performance on our Adjusted Underlying Income Before Income Taxes metric was driven by lower financial volumes, increased cost inflation, and an increase in marketing, general and administrative spend, partly offset by positive net pricing and favorable sales mix;

●

Significantly above target results for our Adjusted Underlying FCF metric allowed us to continue to deleverage and meet our debt commitments, notwithstanding global inflationary challenges;

●

Below target performance on our Adjusted NSR metric reflects impacts of the coronavirus pandemic and its variants with the percentage of 2021 on-premise sales to off-premise sales below 2019 levels; and

●

Slightly below target results for our Adjusted NSR / HL metric reflect, in part, our continued focus on premiumizing our portfolio.

These results produced an overall Enterprise MCIP payout at 95% of target. As discussed below under “Annual Incentives (MCIP),” certain of our NEOs earn short-term incentive payouts based on the results of particular business segments rather than the entire company. The Americas MCIP payout was at 96% of target and the EMEA&APAC MCIP payout was at 91% of target.

The three-year PSUs granted in 2019 did not pay out in 2021 because our performance was below the threshold performance target levels for the period. Therefore, none of the value reported in the summary compensation table for 2019 for PSUs was realized.

Effective December 31, 2021, we changed the name of our North America reporting segment to Americas and our Europe reporting segment to EMEA&APAC to better reflect the geographic locations encompassed within the reportable segments.

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2021 CEO Realizable Pay Versus Adjusted Underlying Performance

As mentioned above, variable incentive metric performance was mixed for MCIP and LTIP-PSUs in 2021. The overall Enterprise MCIP for 2021 paid out at 95% of target, but the 2019 to 2021 PSU awards did not pay out.

Realizable pay for Mr. Hattersley for 2021 was $7.14 million against a target value of $8.04 million — or approximately 89% of target. Realizable pay for this comparison includes base salary, actual non-equity incentive plan payments, intrinsic value for stock options granted in 2021, RSUs granted in 2021 valued at the stock price of December 31, 2021, and PSUs granted in 2021 assuming target-level PSU performance, valued at the stock price of December 31, 2021.

Values related to performance incentive metrics shown in the chart above are reflective of final incentive plan results, and for MCIP incentive metrics are adjusted for the impact currency exchange rate fluctuations have on the calculations throughout the year and some unplanned items.

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Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Have an executive compensation program that encourages excessive risk taking
Use a balance of short and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to an enhanced clawback policy	Provide excise tax gross-ups to executives
Consider peer group and comparable industry data in setting compensation	Pay cash dividends on unvested RSUs or PSUs
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Allow hedging of Company stock
Retain an independent compensation consultant	Award excessive perquisites
Actively engage with investors regarding executive compensation and governance practices	Offer excessive change in control or severance benefits

Starting in 2022, 10% of the short-term incentive awards for the Molson Coors Leadership Team, representing approximately the top 100 senior leaders in our organization, will be based on an ESG scorecard composed of certain quantitative ESG metrics

Executive Compensation Philosophy

Our objective is for our executive compensation programs to support our business needs while being competitive in an ever-changing marketplace. To that end, our executive compensation programs follow certain core principles that we believe enable us to attract and retain the leaders who will effectively develop and execute our business strategy. The Compensation & HR Committee regularly reviews these principles to ensure they meet our strategic objectives.

In designing compensation programs and setting compensation levels, we apply the following principles:

Pay for Performance Compensation mix

We pay for performance by ensuring that a significant portion of compensation for our executives is “at-risk.” As executives progress in the Company and assume more responsibility, the percentage of at-risk performance-based pay awarded to them increases. Consistent with our pay philosophy and in line with the compensation awarded at companies in our peer group, our NEOs’ annual target total direct compensation (TDC) (consisting of base salary, target annual incentive and target long-term incentive) is structured so that approximately 86% of the CEO’s compensation and approximately 73% of the other NEOs’ compensation consists of annual and long-term elements that are at-risk and vary with financial and TSR performance.

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2021 TARGET COMPENSATION MIX*

*

Excludes Mr. Reichert due to his retirement from the Company effective September 17, 2021.

Combined, our short-term and long-term incentives are designed to drive and reward strong performance by the Company and our people. Our mix of fixed and variable compensation motivates both short-term performance on designated financial objectives and longer-term strategic performance, both of which drive value to our stockholders.

Market Competitiveness

We have a global philosophy and process for setting base salaries, annual incentive opportunities and equity grant targets for our NEOs and other top executives. Generally, we set benefits and perquisites to reflect the home country practice and applicable law.

Each year, the Compensation & HR Committee reviews the competitiveness of our compensation program and of the program’s individual elements. For 2021, the Compensation & HR Committee used information regarding a peer group of 20 companies together with survey data from other companies in the consumer products industry to assess the competitive levels for each element of the NEOs’ compensation and, when appropriate, for perquisites and benefits.

The Compensation & HR Committee, in consultation with the independent Compensation Consultant, selected the 2021 peer group so that our annual revenue would fall near the median of the peer group’s annual revenue. This was the same approach that was used in selecting the Company’s 2020 peer group. The Compensation & HR Committee also selected the peer group based on consideration of the following similarities:

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Our 2021 peer group consisted of the following companies:

The Boston Beer Company, Inc.*	General Mills, Inc.
Brown-Forman Corporation Campbell Soup Company Carlsberg A/S The Clorox Company Coca-Cola European Partners Plc Colgate-Palmolive Company Conagra Brands, Inc. Constellation Brands, Inc.	Heineken NV The Hershey Company Hormel Foods Corporation The J. M. Smucker Company Kellogg Company Keurig Dr Pepper Inc. The Kraft Heinz Company McCormick & Company, Incorporated
Diageo plc	Monster Beverage Corporation*
* New for 2021. In addition, Mondelez International, Inc. was removed from our 2021 peer group because it no longer met the selection criteria outlined above.

Strategically Chosen Compensation Elements

The table below describes the purpose of each element of our pay program and how target levels for our NEOs typically compare to the peer group. The Compensation & HR Committee does not fix pay solely based on peer group benchmarks. Rather, competitive market data is only one component in the decision-making around executive compensation. The Compensation & HR Committee also considers each individual’s experience and performance, business and industry challenges, and macroeconomic factors.

Element of Compensation	Purpose	Peer Group Reference Point
Base Salary — Fixed Pay	● Fixed dollar amount that provides a competitive level of fixed compensation	● Generally, median of the peer group
Annual Incentive Awards — Pay for Performance	● Provides variable pay opportunities to reward achievement of short-term Company goals that also drive sustainable long-term value creation	● Generally, target is set at the median of peer group ● Actual payouts are determined by performance
Long-Term Incentive Awards — Pay for Performance	● Provide long-term, stock-based variable pay opportunities to reward achievement of long-term Company goals	● Generally, target is set at the median of peer group ● Actual payouts are determined by performance (PSUs), stock price at vesting, or both

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Oversight of Executive Compensation Programs

To ensure consistent application of our compensation philosophy, we draw on the perspectives of different groups in setting objectives, reviewing performance, and determining compensation for our executive officers, as set forth in the following table.

Roles And Responsibilities

Board (Majority Independent)
●

Sets annual operating plan and long-range (three-year) plan, including Adjusted Underlying Income

Before Income Taxes and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL. These plans lay the foundation for our compensation programs.

●

The non-executive members of the Board:

–

Review the CEO’s performance measured against the established metrics and assess the manner in which the CEO motivated the team to achieve prescribed performance goals.

–

Sets CEO’s base pay, annual incentive target, and LTIP targets after reviewing recommendations from the Compensation & HR Committee, and approve ultimate bonus payments and equity awards, if any.

Compensation & HR Committee (100% Independent)
●

Sets compensation for the NEOs other than the CEO after reviewing recommendations from the CEO.

●

Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO for approval by our Board.

●

After our Board establishes business goals and objectives, sets performance measures and payout ranges for MCIP and LTIP metrics.

●

Certifies Company and business unit performance against the established metrics, and reviews the performance of the NEOs (other than the CEO) based on the evaluations presented by the CEO.

Compensation Consultant (Independent)
●

Reports directly to the Compensation & HR Committee.

●

Assists in developing recommendations for executive compensation, including by providing market compensation data for all the NEOs.

●

Based on input and guidance from the Compensation & HR Committee, the CEO and the Chief People and Diversity Officer, develops and provides information and recommendations to assist the Compensation & HR Committee in reviewing and adjusting the global compensation program, including:

–

peer group and industry data;

–

assessments of pay competitiveness for executive officers; and

–

methods for implementing compensation elements and relative pay and performance alignment.

CEO
●

Recommends individual performance goals for the other NEOs and guides the achievement of those goals.

●

Evaluates each other NEO’s performance on the basis of personal goals set for the year and a self-assessment completed by the NEO.

●

Recommends salaries and MCIP and LTIP awards for the other NEOs, based on his assessments.

●

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

Chief People and Diversity Officer (Americas)
●

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

●

Recommends adjustments to our executive compensation programs to the CEO and the Compensation & HR Committee.

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Components of Executive Compensation and 2021 Executive Pay Outcomes

This section describes the key elements of our executive compensation program and the 2021 awards to our NEOs.

Base Salary

We use base salary to provide fixed compensation that is meant to be competitive with our peers. For 2021, the Compensation & HR Committee approved the following salaries and adjustments for the NEOs other than Mr. Hattersley, whose salary was approved by our Board based upon the Compensation & HR Committee’s recommendation.

NEO	Base Salary as of December 31, 2020 ($)	Base Salary as of December 31, 2021 ($)	Base Salary Total % Change in 2021
Gavin D.K. Hattersley	1,100,000	1,150,000	4.5%
Tracey I. Joubert	772,704	803,612	4.0%
Michelle St. Jacques	640,000	659,200	3.0%
Peter J. Marino	490,000	512,050	4.5%
Simon J. Cox(1)	555,686	550,076	0.0%
E. Lee Reichert(2)	630,000	652,050	3.5%
(1)

All values are in USD. A GBP to USD exchange rate of 1.367 as of December 31, 2020 was used to convert Mr. Cox’s 2020 base salary, and a GBP to USD exchange rate of 1.3532 as of December 31, 2021 was used to convert Mr. Cox’s 2021 base salary. There was no change in Mr. Cox’s salary from 2020 to 2021. The difference in Mr. Cox’s base salary as of December 31, 2020 and December 31, 2021 is due solely to a difference in the exchange rates for the respective dates.

(2)

Mr. Reichert’s base salary is as of his date of retirement, September 17, 2021.

Annual Incentives (MCIP)

●

The MCIP provides a variable annual pay opportunity, which is consistent with peer companies’ practices to reward participants for achievement against short-term objectives that can have a long-term impact on our Company’s performance.

●

The MCIP rewards many employees for performance against pre-established annual goals at the Company, business unit and individual levels. The MCIP award for the CEO is based entirely on the achievement of Company goals. MCIP awards for the other NEOs are based primarily on the performance of the business segments whose results they can influence the most, but final awards may be adjusted based on performance against individual goals.

2021 MCIP Target Awards

Target awards for the NEOs are expressed as a percentage of base salary. The following table shows, for each NEO, the target award, which business unit results are considered, and whether individual performance is considered and, at what proportion.

NEO	Target award (as a % of base salary)	Basis of MCIP award
Gavin D.K. Hattersley	150%	100% Enterprise
Tracey I. Joubert	90%	75% Enterprise 25% Individual
Michelle St. Jacques	75%	75% Americas 25% Individual
Peter J. Marino	75%	75% Americas 25% Individual
Simon J. Cox	90%	75% EMEA&APAC 25% Individual
E. Lee Reichert	80%	75% Enterprise 25% Individual

For NEOs other than the CEO, individual goals measure performance against specific job initiatives and carry a 25% weight of their respective total MCIP targets. For 2021, individual goals for NEOs were consistent with the second year of the revitalization plan and its focus on driving sustainable top- and bottom-line growth while evolving from a beer to a beverage company, which included, but are not limited to:

●

shifting the culture of the Company to drive stronger engagement and business performance,

●

capability improvements delivered as part of our revitalization plan,

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●

improving the above premium representation of the the Company’s portfolio,

●

improving the health of global brands, and

●

achieving financial goals.

To help ensure that NEOs maintain a focus on the organization as a whole, there are no payouts under the MCIP for achievement of individual goals unless threshold performance is achieved at the Company or applicable business segment level. In other words, if the Company or business segment component does not pay out for a particular NEO, that executive’s individual component will not pay out either, regardless of individual achievements. Conversely, if there is a payout on an NEO’s Company or business unit component, that payout will also affect the NEO’s individual payout, if any.

The individual goal multiplier for each NEO other than the CEO is recommended by the CEO to, and then approved by, the Compensation & HR Committee, based on an assessment of each NEO’s performance against his or her individual goals for the year.

2021 MCIP Performance Metrics

●

The NEOs’ 2021 MCIP awards were based on the following equally-weighted Company or business segment metrics (as applied to the enterprise or the relevant business segment):

Metric (weight %)	Corporate Definition
Adjusted Underlying Income Before Income Taxes (25%)	Income (loss) before income taxes from continuing operations, adjusted for certain items
Adjusted Underlying FCF (25%)	Cash provided by operating activities minus (–) capital expenditures, adjusted for certain items
Adjusted NSR (25%)(1)	Our total revenue from sales after excise taxes, adjusted for certain items
Adjusted NSR / HL (25%)(1)	Our total revenue from sales after excise taxes, adjusted for certain items, divided by volume(2)
(1)

Both Adjusted NSR and Adjusted NSR / HL must be above threshold for these metrics to pay out.

(2)

Enterprise NSR / HL = (EMEA&APAC reported NSR plus Americas NSR) divided by (Americas sales to wholesalers plus EMEA&APAC Financial Volume plus royalty volume).

The adjustments to arrive at these metrics are determined in accordance with the Company’s written policies regarding such matters. These metrics are further adjusted at the discretion of, and subject to approval by, the Compensation & HR Committee in accordance with MCIP.

2021 MCIP Performance Goals and Results

For the NEOs, performance on each metric was measured against a predetermined scale of threshold, target and maximum performance levels for the enterprise or the relevant business unit. Adjusted NSR and Adjusted NSR / HL are assessed both individually and together; we must achieve at least threshold performance on both metrics before either can pay out. Below are the performance goals at the Enterprise, Americas and EMEA&APAC levels and the corresponding adjusted underlying results and payout percentages for 2021.

2021 MCIP ADJUSTED UNDERLYING RESULTS(1)

Enterprise

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	25%	1,028	1,082	1,244	1,054	74%
Adjusted Underlying FCF ($ USD millions)	25%	879	977	1,270	1,082	135%
Adjusted NSR ($ USD millions)	25%	9,228	9,613	9,997	9,407	72%
Adjusted NSR / HL ($ USD)	25%	109.81	114.39	118.97	114.31	99%
TOTAL PAYOUT						95%

Business Segment — Americas

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	25%	993	1,045	1,202	1,040	94%
Adjusted Underlying FCF ($ USD millions)	25%	770	855	1,112	892	114%
Adjusted NSR ($ USD millions)	25%	7,648	7,967	8,286	7,833	78%
Adjusted NSR / HL ($ USD)	25%	124.80	130.00	135.20	129.61	96%
TOTAL PAYOUT						96%

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Business Unit — EMEA&APAC

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes (€ EUR millions)	25%	60	63	73	43	0%
Adjusted Underlying FCF (€ EUR millions)	25%	90	100	130	155	200%
Adjusted NSR (€ EUR millions)	25%	1,267	1,348	1,429	1,293	66%
Adjusted NSR / HL (€ EUR)	25%	56.86	59.23	61.60	59.13	98%
TOTAL PAYOUT						91%
(1)

Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, Adjusted NSR and Adjusted NSR / HL are non-GAAP measures. Results are calculated by excluding special and other non-core items from the nearest U.S. GAAP performance measure (for more information on special items, see Part II, Item 8, Note 7 Special Items in our Annual Report), which is (i) income from continuing operations before income tax for Adjusted Underlying Income Before Income Taxes, (ii) net cash provided by operating activities for Adjusted Underlying FCF, (iii) total revenue from sales after excise taxes for Adjusted NSR, and (iv) total revenue from sales after excise taxes divided by volume for Adjusted NSR / HL. Applicable U.S. GAAP and underlying non-GAAP results may be adjusted for foreign currency movements and certain unplanned economic or business issues as approved by the Compensation & HR Committee.

Final 2021 MCIP Awards

The following table summarizes the calculation of final 2021 MCIP awards for our NEOs after review by the Compensation & HR Committee (and our Board in the case of our CEO Mr. Hattersley) based on the payout percentages noted above. The individual goal multiplier for each NEO (with the exception of the CEO) is recommended by the CEO to and then approved by the Compensation & HR Committee, based on a 2021 performance assessment against individual goals. The “Grants of Plan Based Awards” table provides information on each NEO’s threshold, target and maximum MCIP award.

NEO	2021 MCIP Target (as a % of Salary)	Component	Weight (%)	MCIP Multiplier (%)	MCIP Award for 2021 ($) (Paid in 2022)
Gavin D.K. Hattersley	150	Enterprise	100	95	1,621,182
		TOTAL			1,621,182
Tracey I. Joubert	90	Enterprise	75	95	510,428
		Individual	25	100	170,143
		TOTAL			680,571
Michelle St. Jacques	75	Americas	75	96	353,411
		Individual	25	100	117,804
		TOTAL			471,215
Peter J. Marino	75	Americas	75	96	273,571
		Individual	25	120	109,428
		TOTAL			382,999
Simon J. Cox	90	EMEA&APAC	75	91	337,884
		Individual	25	100	112,628
		TOTAL			450,512
E. Lee Reichert	80	Enterprise	75	95	261,677
		Individual	25	100	87,226
		TOTAL			348,903

The Compensation & HR Committee maintains discretion and control over MCIP award payouts to ensure the final awards are reasonable relative to performance.

Long-Term Incentives (LTIP)

We use our LTIP to provide variable compensation in the form of equity to reward executives for achieving long-term results that align with our stockholders’ interests.

Under our LTIP, we grant executives three types of awards: PSUs, RSUs and stock options. Each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards (as shown below). For 2021, we continued with our 2020 mix of awards to provide a balance of performance-based and time-vesting compensation. This mix of awards is designed to tie executive compensation to TSR, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

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LTIP Allocation

Award Type	2021 (%)	Alignment with Shareholders
PSUs	50	Payout depends on our performance on Relative TSR, PACC and cumulative NSR
RSUs	30	Value of award depends on our stock price at time of vesting
Stock Options	20	Value is realized only if our stock price increases from the grant date

The number of PSUs and RSUs awarded to each NEO is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date and rounded up to the next whole share. The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date and rounded up to the next whole share.

The total target value of these LTIP awards granted to the NEOs in 2021 is shown below. The number of PSUs, RSUs and stock options making up those awards are detailed in the “Grants of Plan Based Awards” table.

Name	Total 2021 Annual LTIP Awards ($)
Gavin D.K. Hattersley	5,200,000
Tracey I. Joubert	2,000,000
Michelle St. Jacques	800,000
Simon J. Cox	1,500,000
Peter J. Marino	800,000
E. Lee Reichert	1,350,000

The key components of our LTIP are summarized below. Unlike our short-term incentive awards, LTIP awards are based entirely on performance at the enterprise level.

PSUs or Performance Equity

PSUs reward executives for our achievements on TSR relative to the companies in the S&P Consumer Staples Index, PACC and cumulative three-year net sales revenue.

Metric	Weight	Definition
Relative TSR	50%

Stock price appreciation plus dividends paid during the performance period, divided by starting stock price compared relative to the same measure, on average, for companies in the S&P Consumer Staples Index

PACC(1) Operating Profits Capital Charge	25%

Operating Profits minus Capital Charge

Underlying earnings before income taxes multiplied by (1 minus our underlying effective tax rate) plus underlying interest expense plus underlying depreciation and amortization

Underlying net operating assets(2) multiplied by our weighted average cost of capital (WACC)(3)

Cumulative NSR	25%	Total combined net sales revenue for January 1, 2021 through December 31, 2023
(1)

PACC is calculated annually. PSU PACC targets and actual results are based on a three-year cumulative calculation.

(2)

“Underlying net operating assets” means the Company’s 13 point average net operating asset balance used to calculate the capital charge. It includes current assets; net property, plant & equipment; equity investment based upon the Company’s ownership interest in a joint venture; current liabilities; and other assets/liabilities. It excludes goodwill and intangible assets; deferred tax assets and liabilities; current and long-term debt; and long-term pension and other post-retirement benefits. It is also adjusted to exclude the impact of special or non-core items on net operating assets to the extent the impact of the individual event requiring special or non-core treatment exceeds $50 million balance sheet impact.

(3)

WACC is a fixed rate for any given award and is not subject to management adjustments. This measure reflects the return required by stockholders and creditors to fund the Company on a long-term basis.

The final award amount, upon vesting, is adjusted upwards or downwards from the target amount based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation & HR Committee for each NEO in connection with the grant of PSUs). At maximum performance, PSUs vest at 200% of the target number of shares.

In order to achieve a 200% maximum payout for the 2021 to 2023 PSU awards, our Company must exceed its PACC target by more than $728 million, exceed its Cumulative NSR target by more than $1,330 million and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (beginning at 0% of the target award), our Company must achieve: PACC within $728 million of target, Cumulative NSR within $1,330 million of target, and Relative TSR at or above the 25th percentile.

●

Regardless of PACC and Cumulative NSR performance, if the Company’s Relative TSR is below the 25th percentile for the performance period, there will be no payout for

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the PSUs. Additionally, if the Company’s absolute TSR is negative, payout on the Relative TSR metric is capped at the target payout level.

●

To the extent earned, PSUs are settled on the third anniversary of the date of grant, subject to continuing employment. Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation & HR Committee. Historically, performance awards have been settled nearly exclusively in shares.

●

PSUs will vest on a pro-rata basis in the event of retirement, death or disability, and are paid out after the performance period ends based on actual results. Upon a change in control, performance is calculated at 120% of target for PSUs granted prior to 2020 and 100% of target for PSUs granted starting in 2020. For any other termination of employment before the end of the performance period PSUs are forfeited.

●

Dividend equivalents are accrued on unvested PSUs granted since 2020, from grant date to vesting date to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested PSUs and are paid in cash at vesting, if any, subject to the same performance multiplier as the underlying PSUs. No dividends accrued between May 2020 and July 2021 following our Board’s suspension of our regular quarterly dividends on our Class A and Class B common and exchangeable shares in May 2020 in response to the global economic uncertainty created by the coronavirus pandemic.

RSUs

●

We believe that providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.

●

RSUs vest in full on the third anniversary of the date of grant, subject to continuing employment.

●

Vested RSUs are settled in shares of Class B common stock.

●

Dividend equivalents are accrued on unvested RSUs granted since 2020, from the grant date to the vesting date, to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested RSUs and are paid in cash at vesting, if any. No dividends accrued between May 2020 and July 2021 following our Board’s suspension of our regular quarterly dividends on our Class A and Class B common and exchangeable shares in May 2020 in response to the global economic uncertainty created by the coronavirus pandemic.

●

RSUs will vest on a pro-rata basis in the event of retirement, death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options

●

Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares after the grant date.

●

Stock options vest in three equal annual installments beginning on the first anniversary of the grant date and vested options remain exercisable until the tenth anniversary of the grant date. We believe the ten-year term of our stock options provides an effective long-term retention tool because the options retain potential value for executives even in the face of a prolonged downturn in the equity markets. We also believe stock options provide an appropriate balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards to pay out.

●

Unvested stock options vest in full in the event of retirement and remain exercisable for three years (or the earlier end of the option term). If a recipient’s employment ends for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent a substitute award is provided.

Long-Term Incentive (LTIP) Results

2019 to 2021 PSU Payout Results

●

For the 2019-2021 PSUs, performance was measured 50% based on Relative TSR (against the S&P Consumer Staples Index), 25% on PACC, and 25% on Cumulative NSR over the three-year period. Actual performance that was higher or lower than target for any particular metric was assigned a percentage score from 0% to 200% based on linear interpolation. If Relative TSR is below the 25th percentile, there will be no payout of the PSUs on any of the metrics.

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Company performance with respect to each metric for the three-year performance period and the resulting Company performance score are set forth in the table below.

Performance Metric	Weighting	Threshold	Target	Maximum	Results	Company Performance Score
Relative TSR Performance	50%	25th Percentile	50th Percentile	75th Percentile	3rd Percentile	0
PACC	25%	$0	$254	$508	$(197)	0
Cumulative NSR	25%	$31,879	$32,827	$33,773	$30,355	0

The performance set forth above resulted in no payouts under our PSUs for the 2019-2021 performance period, which we believe is an appropriate outcome in light of our commitment to pay for performance. The Compensation & HR Committee made no adjustments to the performance metrics above.

Perquisites

We provide certain limited perquisites to our executives, which we believe are appropriate and competitive. These perquisites are described in the narrative following the “Summary Compensation Table”. The Compensation and HR Committee annually reviews perquisites and other executive benefits to ensure that they are reasonable and consistent with our executive compensation philosophy.

Retirement and Other Post-termination Benefits

Retirement

●

Generally, executive officers participate in the same retirement, savings and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the Internal Revenue Service (IRS) income and benefit limits placed on retirement plans. Similarly, in addition to the standard retirement plans provided in the U.K., we provide an Employer Financed Retirement Benefit Scheme (EFRBS) to highly-compensated legacy U.K. employees to address Her Majesty’s Revenue and Customs income and benefit limits. These supplemental plans are further discussed below under Deferred Compensation.

Messrs. Hattersley, Marino and Cox, and Ms. Joubert participate in various pension plans where benefits were frozen prior to 2010.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table.

Deferred Compensation

●

The Molson Coors Deferred Compensation Plan (DCP) is substantially similar in structure and operation to our tax-qualified 401(k) plan and is intended to make employees whole on Company contributions that would otherwise be made to our 401(k) plan were it not for certain IRS limits. Additionally, the DCP allows certain highly-compensated executives to defer up to 75% of their base pay and up to 100% of MCIP award payments. All U.S.-based NEOs participate in these plans.

●

Up until April 4, 2009, when the U.K. defined benefit pension plan was frozen, Mr. Cox’s pension benefits were accruing under the Molson Coors (U.K.) Pension Plan, a registered U.K. pension scheme. Beginning on April 5, 2009 we established an unfunded individual EFRBS (a non-registered U.K. pension scheme) for Mr. Cox. This allows certain tax benefits to be realized while retirement benefits accumulate given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K.

●

We believe these benefits to be competitive with those offered to similarly situated executives and consistent with market practices.

●

Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section.

Change in Control and Severance

●

Through the combination of our change in control program (as amended, CIC Program) and our Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. All U.S. NEOs participate in the CIC Program and Severance Pay Plan. Mr. Cox has a Directors Service Agreement in the U.K., which entitles him to severance in the event the Company terminates his employment without notice.

●

As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us regardless of whether a change in control occurs.

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●

Under the CIC Program, a participant is entitled to certain benefits subject to “double-trigger” conditions following a change in control. Specifically, CIC Program benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or the participant resigns for good reason, in each case, on or within a certain period of time (for NEOs, two years) after the change in control. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company. The CIC Program does not provide for any excise tax gross-ups. Each of the benefits is also conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain non-solicitation covenants.

●

Additional information about CIC Program, the Severance Pay Plan and Mr. Cox’s Directors Service Agreement is provided in the “Potential Payments Upon Termination or Change in Control”.

Additional Information Regarding Executive Pay

Governance of Equity Grant Process

The Compensation & HR Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. Annual equity grants typically are made in late February or early March at a special meeting of the Compensation and HR Committee (for the NEOs other than the CEO) and a special meeting of the Board (in the case of the CEO).

Individual recognition equity awards may be granted at other times during the year, typically on the first trading day of a month, related to special circumstances, such as acquisitions, establishment of joint ventures, promotions, extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers typically occur at the time the individual joins the organization or first becomes an officer.

Equity awards made to NEOs during 2021 are further described under the header “Long-Term Incentive (LTIP) Results”. These awards are also reflected in the relevant compensation tables.

Stock Ownership Guidelines

We have stock ownership guidelines for our executives because we believe it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, executives must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary shown below.

Position	Requirement Met?	Ownership Requirement as a Multiple of Annual Salary	Additional Details
CEO	Yes	6 x
●

Each NEO has five years from the time they assumed their current role to reach the required ownership level.

●

Shares owned outright, the value of shares in deferred compensation plans, the projected value of unvested RSUs and PSUs, and shares held in trust for estate planning purposes count toward the ownership requirement. Vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

Recovery of Awards (Clawback)

We adopted an enhanced executive compensation clawback policy (Clawback Policy) that applies to compensation paid in and after fiscal year 2015. Under the Clawback Policy, we will use reasonable efforts to recoup from our current and former executive officers, executive members of the CEO’s leadership team, and certain other employees designated by the Compensation & HR Committee, any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement. The Compensation & HR Committee continues to monitor evolving trends regarding clawback policies, including the proposed rules based on the requirements pursuant to the mandate of Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (Dodd-Frank).

We also negotiate payback terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses.

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Response to Advisory Say-on-Pay Vote

The Compensation & HR Committee has taken into consideration the results of the 2021 stockholder advisory vote to approve executive compensation. That vote demonstrated that stockholders approve of our compensation practices; the advisory resolution received approximately 93.2% of votes cast in favor. The Compensation & HR Committee has followed a similar approach to compensation in 2022. The Compensation & HR Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs, including as discussed above under “Stockholder Engagement”.

Compensation & HR Committee Report

The Compensation & HR Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. Based on the review and discussion, the Compensation & HR Committee recommended to our Board that this CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION & HR COMMITTEE

Mary Lynn Ferguson-McHugh (Chair)	Julia M. Brown	H. Sanford Riley
Douglas D. Tough		James A. Winnefeld, Jr.

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2021 and, where applicable, 2020 and 2019 for each of our 2021 named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(8)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gavin D.K. Hattersley(1) President and CEO	2021	1,137,671	—	4,202,824	1,040,003	1,621,182	—(7)	233,000	8,234,680
	2020	1,100,000	—	3,649,000	900,004	1,039,500	25,239	226,902	6,940,645
	2019	995,994	—	2,275,138	703,822	1,001,579	69,142	188,652	5,234,327
Tracey I. Joubert CFO	2021	795,990	—	1,616,534	400,006	680,571	—(7)	147,086	3,640,187
	2020	767,108	—	1,216,367	300,006	489,319	44,146	153,110	2,970,056
	2019	729,496	—	1,104,537	302,296	421,615	51,189	126,982	2,736,115
Michelle St. Jacques(2) Chief Marketing Officer	2021	654,466	—	646,595	160,004	471,215	—	135,148	2,067,428
	2020	640,000	—	729,842	180,002	713,400	—	100,230	2,363,474
	2019	550,764	1,500,000	1,250,021	—	328,363	—	53,628	3,682,776
Peter J. Marino(3) President of Emerging Growth	2021	506,613	—	646,595	160,004	382,999	—(7)	109,872	1,806,083

Simon J. Cox(4) Former President and CEO, Molson Coors Europe	2021	550,076	—	1,212,366	300,009	450,512	—(7)	167,149	2,680,112
	2020	564,489	—	1,216,367	300,006	—	108,421	168,855	2,358,138
	2019	493,871	—	883,614	241,839	111,525	139,285	151,232	2,021,366
E. Lee Reichert(5) Former Chief Legal and Government Affairs Officer	2021	459,037	—	1,091,198	270,000	348,903(6)	—	105,809	2,274,947
	2020	630,000	—	810,929	200,002	325,458	—	179,191	2,145,580
	2019	580,353	—	589,097	161,229	344,381	—	101,767	1,776,827
(1)

Mr. Hattersley became our President and CEO effective September 28, 2019. Prior to that time, he served as CEO of our U.S. business.

(2)

Ms. St. Jacques was awarded a sign-on bonus at the time of her hire in 2019.

(3)

Mr. Marino was not an NEO in 2019 or 2020.

(4)

A GBP to USD exchange rate of 1.3532 as of December 31, 2021 was used to convert Mr. Cox’s Salary, Change in Pension Value, Non-Qualified Deferred Compensation Earnings and All Other Compensation. For additional information regarding Mr. Cox’s Pension, please refer to the U.K. Pension section. Mr. Cox stepped down as the President and CEO of Molson Coors Europe on December 31, 2021, and will be on garden leave until December 31, 2022 at which time he will retire from the Company, as described more fully under the “Material Terms of Employment Agreements and Letters” section of this Proxy Statement.

(5)

Mr. Reichert retired from the Company effective September 17, 2021.

(6)

For Mr. Reichert, the amount actually received was offset by a relocation repayment obligation of $14,446.

(7)

For 2021, Ms. Joubert and Messrs. Hattersley, Marino and Cox had a decrease in Change in Pension Value of $15,310, $6,748, $2,352 and $27,440, respectively, which negative amounts are not reflected in the table pursuant to applicable SEC rules.

(8)

The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Molson Coors Employees’ Retirement and Savings Plan, DCP and EFRBS (collectively, the Plans); and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Plans are calculated on the same basis for all participants in the relevant plan. The provisions of the Plans are described in the “Non-Qualified Deferred Compensation” section.

For 2021, the perquisites and other personal benefits provided to one or more of our NEOs consisted of financial planning, sports tickets, parking allowance, executive physical, mobility, vehicle allowance and product allotment.

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A description of the additional “All Other Compensation” received by the NEOs in 2021 is set forth below:

Name	Contributions to the 401(k), DCP and EFRBS Plans		Life Insurance Premiums ($)(2)
	Total Contributions ($)(1)	Components of Total Contributions
Gavin D.K. Hattersley	194,868	$26,100 to the 401(k) Plan and $168,768 to the DCP	23,761
Tracey I. Joubert	120,722	$26,100 to the 401(k) Plan and $94,622 to the DCP	10,344
Michelle St. Jacques	121,974	$26,100 to the 401(k) Plan and $95,874 to the DCP	3,322
Peter J. Marino	94,475	$26,100 to the 401(k) Plan and $68,375 to the DCP	4,127
Simon J. Cox	152,371	$152,371 to the EFRBS	—
E. Lee Reichert	81,586	$26,100 to the 401(k) Plan and $55,486 to the DCP	11,267
(1)

We make direct and matching contributions for all of the NEOs under the 401(k), DCP and EFRBS, as applicable, on the same terms and using the same formula as other participating employees.

(2)

We provide life insurance to all U.S. employees. For all of the U.S. based NEOs, the coverage is equal to eight times their salary. For Mr. Cox no additional coverage is provided beyond the level provided to all other employees. None of the NEOs are eligible for a tax reimbursement related to this benefit.

Stock Awards

The amount in the “Stock Awards” column reflects the aggregate grant date fair value of RSU awards and PSU awards (at target) granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. Details regarding the 2021 stock awards can be found in the “Grants of Plan-Based Awards” table, including the threshold, target and maximum levels for the PSU awards. Further details regarding the stock awards program are described in the “Long-Term Incentives (LTIP)” section of the CD&A.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan. The grant date fair value of the PSUs granted in 2021 set forth in the Stock Awards column is: $2,642,815 for Mr. Hattersley, $1,016,499 for Ms. Joubert, $406,590 for Ms. St. Jacques, $406,590 for Mr. Marino, $762,351 for Mr. Cox, and $686,153 for Mr. Reichert. Assuming the maximum level of performance is achieved, the grant date fair value of those PSUs would be: $5,285,630 for Mr. Hattersley, $2,032,998 for Ms. Joubert, $813,180 for Ms. St. Jacques, $813,180 for Mr. Marino, $1,524,702 for Mr. Cox, and $1,372,306 for Mr. Reichert.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value is dependent on a number of factors including our performance, stock price, Relative TSR, PACC, Cumulative NSR and the NEO’s continued employment.

Option Awards

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. Further details regarding the option awards program are described in the “Long-Term Incentives (LTIP)” section.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

Non-Equity Incentive Plan Compensation

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash amounts earned by the NEOs for performance in the calendar year. Further details regarding Non-Equity Incentive Plan Compensation are described under the “Annual Incentives (MCIP)” section.

Change In Pension Value And Non-Qualified Deferred Compensation Earnings

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plans for Molson Coors, LLC and Molson Coors UK and the Benefit Equalization Plan (BEP) (which supplements the Molson Coors Pension Plan).

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Grants of Plan Based Awards

The following table provides information for each of our NEOs regarding MCIP and LTIP award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Compensation Plans during 2021.

Name	Grant Date	Description	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gavin D.K. Hattersley	3/2/2021	RSUs							34,690			1,560,009
	3/2/2021	PSUs				0	57,817	115,634				2,642,815
	3/2/2021	Stock Options								103,380	44.97	1,040,003
	—	MCIP	639,940	1,706,507	3,413,014
Tracey I. Joubert	3/2/2021	RSUs							13,343			600,035
	3/2/2021	PSUs				0	22,238	44,476				1,016,499
	3/2/2021	Stock Options								39,762	44.97	400,006
	—	MCIP	268,647	716,392	1,432,784
Michelle St. Jacques	3/2/2021	RSUs							5,337			240,005
	3/2/2021	PSUs				0	8,895	17,790				406,590
	3/2/2021	Stock Options								15,905	44.97	160,004
	—	MCIP	184,069	490,850	981,700
Peter J. Marino	3/2/2021	RSUs							5,337			240,005
	3/2/2021	PSUs				0	8,895	17,790				406,590
	3/2/2021	Stock Options								15,905	44.97	160,004
	—	MCIP	142,485	379,960	759,920
Simon J. Cox	3/2/2021	RSUs							10,007			450,015
	3/2/2021	PSUs				0	16,678	33,356				762,351
	3/2/2021	Stock Options								29,822	44.97	300,009
	—	MCIP	185,651	495,068	990,136
E. Lee Reichert(6)	3/2/2021	RSUs							9,007			405,045
	3/2/2021	PSUs				0	15,011	30,022				686,153
	3/2/2021	Stock Options								26,839	44.97	270,000
	—	MCIP	137,711	367,230	734,460
(1)

The amounts represent a range of possible MCIP awards made under the Incentive Compensation Plan to each of the NEOs as described in the “2021 Annual Incentive (MCIP) Results” section of the CD&A. Actual payments under MCIP have already been determined and were paid to NEOs in March 2022 and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(2)

The awards represent PSUs granted in 2021 under the Incentive Compensation Plan. The performance period for the PSUs is the beginning of the 2021 fiscal year through the end of the 2023 fiscal year.

(3)

The awards represent RSUs granted in 2021 under the Incentive Compensation Plan for all NEOs. These RSUs vest on the third anniversary of the grant date.

(4)

The awards represent stock options granted in 2021 to NEOs under the Incentive Compensation Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date.

(5)

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The grant date fair value for the PSUs assuming the maximum level of performance is achieved would be as follows: $5,285,630 for Mr. Hattersley, $2,032,998 for Ms. Joubert, $1,524,703 for Mr. Cox, $813,181 for Ms. St. Jacques and Mr. Marino, and $1,372,306 for Mr. Reichert.

(6)

For Mr. Reichert, (i) the vesting of the RSUs was accelerated and shares vested pro-rata upon his retirement effective September 17, 2021; (ii) the vesting of the PSUs was accelerated and shares vested pro-rata upon his retirement effective September 17, 2021 and will be paid out after the performance period ends based on actual results, except that in the event of a change in control the PSUs will vest and be paid at 100% of target; and (iii) the vesting of the Stock Options was accelerated upon his retirement effective September 17, 2021 and will remain exercisable until the earlier of three years from the effective date of his retirement and the end of the option term.

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Long-Term Incentives

Stock Options

●

We have outstanding options under the Incentive Compensation Plan. The Incentive Compensation Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

●

Further details regarding stock options are described in the “Long-Term Incentives (LTIP)” section of the CD&A.

RSUs

●

We have outstanding RSUs under the Incentive Compensation Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Compensation Plan as the Compensation & HR Committee may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.

●

A participant has no voting rights with respect to any RSUs granted.

●

Further details regarding RSUs are described in the “Long-Term Incentives (LTIP)” section of the CD&A.

PSUs or Performance Equity

●

We have outstanding PSUs under the Incentive Compensation Plan. In connection with the grant of PSUs, the Compensation & HR Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

●

The form and timing of payment of earned PSUs and performance shares is determined by the Compensation & HR Committee. The Compensation & HR Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation & HR Committee.

●

Further details regarding PSUs or Performance Equity are described in the “Long-Term Incentives (LTIP)” section of the CD&A.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2021. The year-end values set forth in the table are based on the $46.35 per share closing price for the Class B common stock on December 31, 2021, the last trading day of the fiscal year.

Name	Option Awards					Stock Awards
	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Gavin D.K. Hattersley	3/9/2015	21,460	—	74.81	3/9/2025	3/5/2019	12,277	569,039	—	—
	2/12/2016	18,460	—	84.14	2/12/2026	10/1/2019	5,221	241,993	—	—
	3/8/2017	26,056	—	96.77	3/8/2027	3/2/2020	26,224	1,215,482	—	—
	3/6/2018	32,638	—	78.79	3/6/2028	3/2/2021	34,690	1,607,882	—	—
	3/5/2019	36,351	18,175	61.09	3/5/2029	3/5/2019	—	—	20,462	948,414
	10/1/2019	15,595	7,797	57.50	3/5/2029	10/1/2019	—	—	8,701	403,291
	3/2/2020	44,777	89,552	51.48	3/2/2030	3/2/2020	—	—	43,707	2,025,819
	3/2/2021	—	103,380	44.97	3/2/2031	3/2/2021	—	—	57,817	2,679,818
Tracey I. Joubert	1/1/2012	3,303	—	73.08	1/1/2022	3/5/2019	7,367	341,460	—	—
	2/13/2014	1,399	—	67.26	2/13/2024	3/2/2020	8,742	405,192	—	—
	2/13/2014	2,771	—	54.53	2/13/2024	3/2/2021	13,343	618,448	—	—
	2/11/2015	2,782	—	86.45	2/11/2025	3/5/2019	—	—	12,277	569,039
	2/11/2015	4,301	—	73.00	2/11/2025	3/2/2020	—	—	14,569	675,273
	2/12/2016	5,907	—	84.14	2/12/2026	3/2/2021	—	—	22,238	1,030,731
	3/8/2017	10,423	—	96.77	3/8/2027	—	—	—	—	—
	3/6/2018	13,055	—	78.79	3/6/2028	—	—	—	—	—
	3/28/2018	2,707	—	75.41	3/28/2028	—	—	—	—	—
	3/5/2019	21,811	10,905	61.09	3/5/2029	—	—	—	—	—
	3/2/2020	14,926	29,851	51.48	3/2/2030	—	—	—	—	—
	3/2/2021	—	39,762	44.97	3/2/2031	—	—	—	—	—
Michelle St. Jacques	3/2/2020	8,956	17,910	51.48	3/2/2030	4/1/2019	12,423	575,806	—	—
	3/2/2021	—	15,905	44.97	3/2/2031	3/2/2020	5,245	243,106	—	—
	—	—	—	—	—	3/2/2021	5,337	247,370	—	—
	—	—	—	—	—	3/2/2020	—	—	8,742	405,192
	—	—	—	—	—	3/2/2021	—	—	8,895	412,283
Peter J. Marino	2/13/2014	467	—	67.26	2/13/2024	3/5/2019	2,579	119,537	—	—
	2/13/2014	2,770	—	54.53	2/13/2024	3/2/2020	4,663	216,130	—	—
	2/11/2015	1,447	—	86.45	2/11/2025	3/2/2021	5,337	247,370	—	—
	2/11/2015	3,355	—	73.00	2/11/2025	3/5/2019	—	—	2,579	119,537
	2/12/2016	2,953	—	84.14	2/12/2026	3/2/2020	—	—	7,771	360,186
	3/2/2020	7,961	15,920	51.48	3/2/2030	3/2/2021	—	—	8,895	412,283
	3/2/2021	—	15,905	44.97	3/2/2031	—	—	—	—	—
Simon J. Cox	3/9/2015	14,307	—	74.81	3/9/2025	3/5/2019	5,893	273,141	—	—
	3/9/2016	12,034	—	90.38	3/9/2026	3/2/2020	8,742	405,192	—	—
	3/8/2017	10,423	—	96.77	3/8/2027	3/2/2021	10,007	463,824	—	—
	3/6/2018	15,666	—	78.79	3/6/2028	3/5/2019	—	—	9,822	455,250
	3/5/2019	17,449	8,724	61.09	3/5/2029	3/2/2020	—	—	14,569	675,273
	3/2/2020	14,926	29,851	51.48	3/2/2030	3/2/2021	—	—	16,678	773,025
	3/2/2021	—	29,822	44.97	3/2/2031	—	—	—	—	—

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	66

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Name	Option Awards					Stock Awards
	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
E. Lee Reichert	3/6/2018	7,833	—	78.79	9/18/2024	—	—	—	—	—
	3/5/2019	17,449	—	61.09	9/18/2024	—	—	—	—	—
	3/2/2020	29,851	—	51.48	9/18/2024	—	—	—	—	—
	3/2/2021	26,839	—	44.97	9/18/2024	—	—	—	—	—
(a)

This column includes stock options that have vested and have not been exercised. Stock options generally vest in equal annual installments over a three-year period, subject to acceleration of vesting in the event of a change in control or certain termination events. Mr. Hattersley’s October 1, 2019 grant vested in equal annual installments on March 5, 2020, March 5, 2021 and March 5, 2022.

(b)

This column includes stock options that have not vested.

(c)

This column indicates the stock option strike price.

(d)

This column indicates the expiration date for stock options which is ten years from the date of grant. Mr. Reichert’s stock options expire on the earlier of three years from the effective date of his retirement on September 17, 2021 and end of the option term.

(e)

This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events. Mr. Hattersley’s October 1, 2019 grant vested on March 5, 2022.

(f)

Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $46.35 for Class B common stock on December 31, 2021.

(g)

This column represents unvested PSUs at the value the awards will pay assuming threshold performance for awards granted on March 5, 2019 and March 2, 2020 and target performance for awards granted on March 2, 2021 and Mr. Hattersley’s award granted on October 1, 2019. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation & HR Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout may be more or less depending on final performance. The performance levels for the March 5, 2019 awards were below threshold, resulting in no payout for these awards. Mr. Hattersley’s October 1, 2019 grant is for the 2019 to 2022 performance period and vested on March 5, 2022.

(h)

The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $46.35 for Class B common stock on December 31, 2021. The final payout may be more or less depending on final performance.

Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2021.

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Gavin D.K. Hattersley	0	0	9,519	439,397
Tracey I. Joubert	0	0	4,604	212,521
Michelle St. Jacques	0	0	4,141	187,132
Peter J. Marino	0	0	2,285	105,476
Simon J. Cox	10,653	25,327	4,570	210,951
E. Lee Reichert	0	0	10,497	481,585
(1)

For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option. For Mr. Reichert, the number of shares acquired on vesting includes shares that vested pro-rata upon his retirement effective September 17, 2021 as follows: (i) 8,212 RSUs with a value of $376,109 based on the closing price of the Class B common stock on September 17, 2021 and (ii) 16,291 PSUs with a value of $746,128 based on the same closing price and assuming performance at target, which will be paid out after the performance period ends based on actual results, except that in the event of a change in control the PSUs will vest and be paid at 100% of target.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	67

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Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

Name	Plan Name(1)	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Gavin D.K. Hattersley	Molson Coors Pension Plan	5	304,106	—
	Molson Coors Benefit Equalization Plan	5	343,074	—
Tracey I. Joubert	Molson Coors Pension Plan	5	257,230	—
	Molson Coors Benefit Equalization Plan	5	68,639	—
Michelle St. Jacques(3)	—	—	—	—
Peter J. Marino	Molson Coors Pension Plan	2	28,233
Simon J. Cox(4)	U.K. Pension Plan	4	815,345	—
E. Lee Reichert(3)	—	—	—	—
(1)

The names of the U.S. pension plans were changed in 2020 to reflect sponsorship by Molson Coors Beverage Company.

(2)

Actual years of service differ as follows: Mr. Hattersley (25 years); Ms. Joubert (24 years), Mr. Cox (17 years) and Mr. Marino (11 years).

(3)

Ms. St. Jacques and Mr. Reichert are not participants in any defined benefit pension plan.

(4)

A GBP to USD exchange rate of 1.3532 as of December 31, 2021 was used to convert the Present Value of Mr. Cox’s pension benefit.

U.S. Pension

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors and are now sponsored by Molson Coors Beverage Company. The qualified balances for Ms. Joubert and Messrs. Hattersley and Marino are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2021) using an assumed retirement age of 60 for Ms. Joubert and Messrs. Hattersley and Marino and a discount rate of 2.55%.

Ms. Joubert and Mr. Hattersley participate in the Molson Coors Benefit Equalization Plan (BEP), which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the Molson Coors Pension Plan is limited due to Section 401(a) of the Internal Revenue Code (Code) which limits the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP. The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the Molson Coors Pension Plan. Ms. Joubert and Mr. Hattersley were impacted by the plan freeze.

U.K. Pension

Effective April 4, 2009, we froze our U.K. defined benefit plan for all employees. For Mr. Cox, the rate of accrual was 1/45th of pensionable pay per year of service. Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach.” Normal retirement age for executive participants is age 60. Mr. Cox ceased accruing additional benefits once the plan was frozen.

The qualified balance for Mr. Cox is displayed on the table above. The present value of accumulated benefits for the U.K. qualified pension plan is shown (through December 31, 2021) using an assumed retirement age of 60, a discount rate of 1.80%, a price inflation rate of 3.25%, and pension increases which are assumed to be 3.10% for pre-April 2006 contributions and 2.35% for post-April 2006 contributions. A GBP to USD exchange rate of 1.3532 as of our fiscal year ended December 31, 2021 was used to convert the pension values, which was £602,531 for Mr. Cox.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	68

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Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding executive and Company contributions, aggregate earnings (on the entire account balance) accrued during 2021, and aggregate withdrawals/distributions, as well as year-end account balances under the deferred compensation plans.

Name	Plan (Defined Below)	Executive Contributions in Last Fiscal Year(1) (a) ($)	Company Contributions in Last Fiscal Year(2) (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Gavin D.K. Hattersley	DCP	—	168,768	201,933	—	2,658,023
Tracey I. Joubert	DCP	213,009	94,622	375,459	65,508	2,172,419
Michelle St. Jacques	DCP	—	95,874	6	—	182,701
Peter J. Marino	DCP	—	68,375	13,382	—	334,811
Simon J. Cox(3)	Individual EFRBS	—	152,371	121,406	—	1,266,318
E. Lee Reichert	DCP	184,819	55,487	248,807	—	2,115,133
(1)

Executive Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)

Company Contributions in the Last Fiscal Year to the DCP and EFRBS are reflected in the “Summary Compensation Table” in the “All Other Compensation” column.

(3)

A GBP to USD exchange rate of 1.3532 as of December 31, 2021 was used to convert the amounts for Mr. Cox.

The Molson Coors Deferred Compensation Plan for U.S. Participants

The Molson Coors Deferred Compensation Plan (DCP) is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments.

Additional Deferred Compensation Plans

We have established an Employer Financed Retirement Benefit Scheme (EFRBS, an unfunded individual benefit plan) for Mr. Cox in the U.K. This allows certain tax benefits to be realized during the accumulation of the retirement benefits given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K. Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” for 2021, 2020 and 2019 (these amounts consisted of “Executive Contributions in Last Fiscal Year” and “Company Contributions in Last Fiscal Year” for each year).

Name	Plan	Reported for 2021 ($)	Previously Reported for 2020 ($)	Previously Reported for 2019 ($)	Total ($)
Gavin D.K. Hattersley	DCP	168,768	163,492	118,540	450,800
Tracey I. Joubert	DCP	307,631	256,834	100,237	664,702
Michelle St. Jacques	DCP	95,874	63,718	23,068	182,660
Peter J. Marino	DCP	68,375	n/a	n/a	68,375
Simon J. Cox	Individual EFRBS	152,371	161,047	136,787	450,205
E. Lee Reichert	DCP	240,306	690,721	342,318	1,273,345

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	69

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Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2021, and the value of the Class B common stock was the December 31, 2021 closing market price of $46.35 per share. The amounts do not include benefits earned or vested on or before December 31, 2021, or benefits provided under insurance or regular programs generally available to salaried employees.

Name	Voluntary Separation Or Retirement(1) ($)	Involuntary Termination Without Cause(2) ($)	Termination for Cause(3) ($)	Disability/ Death(4) ($)	Change in Control(5) ($)
Gavin D.K. Hattersley
Severance Payments	—	1,150,000	—	—	8,625,000
Benefits and Perquisites	—	12,196	—	—	43,293
Acceleration of Vesting of Stock Options	142,664	142,664	—	142,664	142,664
Acceleration of Vesting of RSUs/PSUs	5,443,483	6,678,501	—	5,443,483	9,962,080
Tracey I. Joubert
Severance Payments	—	803,612	—	—	3,053,726
Benefits and Perquisites	—	18,305	—	—	52,457
Acceleration of Vesting of Stock Options	—	—	—	54,872	54,872
Acceleration of Vesting of RSUs/PSUs	—	338,293	—	2,104,800	3,753,951
Michelle St. Jacques
Severance Payments	—	659,200	—	—	2,307,200
Benefits and Perquisites	—	16,505	—	—	49,757
Acceleration of Vesting of Stock Options	—	—	—	21,949	21,949
Acceleration of Vesting of RSUs/PSUs	—	570,464	—	1,441,207	1,964,795
Peter J. Marino
Severance Payments	—	512,050	—	—	1,792,176
Benefits and Perquisites	—	17,905	—	—	51,857
Acceleration of Vesting of Stock Options	—	—	—	21,949	21,949
Acceleration of Vesting of RSUs/PSUs	—	332,553	—	1,222,806	1,570,987
Simon J. Cox(6)
Severance Payments	—	638,034	—	—	638,034
Benefits and Perquisites	—	323	—	—	323
Acceleration of Vesting of Stock Options	—	—	—	41,154	41,154
Acceleration of Vesting of RSUs/PSUs	—	—	—	1,797,638	3,136,755
E. Lee Reichert(7)
Severance Payments	—	—	—	—	—
Benefits and Perquisites	—	—	—	—	—
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	—	—	—	906,105
(1)

Mr. Hattersley is retirement eligible for purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options and accelerated vesting on a pro-rata portion of his PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $46.35, the closing price of the Class B common stock on December 31, 2021); and (ii) the value of the applicable vesting PSUs and RSUs calculated using the closing price of the Class B common stock on December 31, 2021 which was $46.35. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target.

Mses. Joubert and St. Jacques and Messrs. Marino and Cox were not retirement eligible as of December 31, 2021 and would receive no accelerated vesting benefits on equity awards.

(2)

For Mr. Hattersley, the amounts are pursuant to his employment agreement. Mr. Hattersley is retirement eligible and therefore the amount reflects a proration of all outstanding equity awards, plus a cash payment for any outstanding RSUs with an original vest date within one year of the separation date.

For Mses. Joubert and St. Jacques and Mr. Marino, the amounts are pursuant to the U.S. Severance Pay Plan. None of these NEOs are retirement eligible. The amount reflects any outstanding RSUs with an original vest date within one year of the separation date and will be paid in cash.

For Mr. Cox, the amounts are pursuant to his employment agreement. Mr. Cox is not retirement eligible and would receive no accelerated vesting benefits on equity awards.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	70

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(3)

No payments are made to any NEO if terminated for cause.

(4)

The amounts in the table reflect the pro-rata value of stock options, RSUs and PSUs regardless of the retirement status of the NEOs. “In the money” stock options are valued at the difference between the exercise price and $46.35, the closing price of the Class B common stock on December 31, 2021.

(5)

For Mses. Joubert and St. Jacques and Messrs. Hattersley and Marino, the amounts in the table, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. For Mr. Cox, the amounts reflect the terms of his employment agreement plus any additional standard redundancy pay benefits. The amounts shown reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $46.35, the closing price of the Class B common stock on December 31, 2021); and (ii) the value of PSUs and RSUs using $46.35 the closing price of the Class B common stock on December 31, 2020. The value of the RSUs and PSUs reflect immediate full vesting. The value of the PSUs is calculated assuming performance at 100% of target for PSUs issued in 2021 and 2020 and 120% of target for PSUs issued in 2019.

(6)

Mr. Cox stepped down as the President and CEO of Molson Coors Europe on December 31, 2021, and was not retirement eligible as of December 31, 2021.

(7)

Mr. Reichert retired from the Company on September 17, 2021. He was retirement eligible on the date of his retirement. The value of the pro-rata acceleration of his equity awards in connection with his retirement is described under “Options Exercised and Stock Vested.” The only benefit that would be payable to him in connection with a Change in Control is one in which his vested pro-rata PSUs would be payable assuming $46.35, the closing price of the Class B common stock on December 31, 2021.

Change in Control Program

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

●

A lump sum payment of the sum of salary and pro-rata annual bonus at target times the applicable multiplier (2-3x for the NEOs);

●

For executives participating in a U.S. health plan, the ability to continue health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), for a period of 18 months, at the same cost sharing level as active employees;

●

Up to 12 months of outplacement services;

●

Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs (which would be valued at 100% of target for PSUs issued in 2021 and 2020 and 120% of target for PSUs issued before 2020), with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and

●

No currently serving NEOs or future NEOs are eligible to receive an excise tax gross-up under our CIC Program.

●

Mr. Cox is not eligible for benefits under the CIC Program. Any eligible benefits are pursuant to the terms of his employment agreement signed in 2012. In addition, he would receive benefits under the standard redundancy pay policy which would include notice pay of £65,000 and health benefits through the end of the benefit year.

Each of the foregoing benefits is conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain confidentiality, non-solicitation and non-competition covenants.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

For purposes of the CIC Program, a change in control will occur if:

i.

an individual or group acquires voting stock of the Company sufficient to have more voting power than the voting trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

ii.

Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

iii.

a merger or other business combination occurs, unless following such merger or combination:

(a)

the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)

at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A common stock and the Class A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust arrangements combining their voting power over the Class A common stock and Class A exchangeable shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of us. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	71

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Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control”.

Effective as of September 28, 2019, we entered into an offer letter with Mr. Hattersley when he became our President and CEO. The material terms of the offer letter included (i) a starting gross annual base salary of $1,100,000; (ii) eligibility to earn an annual cash bonus targeted at 150% of base salary; (iii) annual long term incentive awards with a target value of $4,500,000 for 2020; and (iv) a one-time equity award in the amount of approximately $1,000,000 comprised of the following elements: (1) 50% PSUs, (2) 30% RSUs, and (3) 20% stock options. Mr. Hattersley is also eligible to participate in the CIC Program and to continue to participate in the Company’s benefit plans, including the Severance Pay Plan. The offer letter also provided for vacation, life insurance and executive financial planning benefits. Mr. Hattersley was also required to sign a non-compete and confidentiality agreement.

We entered into a secondment agreement with Mr. Cox upon his appointment as President and CEO of our Europe business segment commencing January 1, 2015, which modified the terms of his employment agreement dated October 1, 2012. Mr. Cox entered into a director services agreement on November 1, 2019 that superseded and replaced his secondment agreement. Mr. Cox’s director services agreement may generally be terminated by us upon twelve months’ notice. Under the terms of his agreements, Mr. Cox is entitled to a minimum base salary of £406,500. On December 31, 2021, Mr. Cox provided notice of his intent to retire and was placed on garden leave, which period will expire on December 31, 2022 in accordance with the terms of the director services agreement. During the garden leave period Mr. Cox will remain in employment with the Company and continue to be bound by all obligations owed to the Company under the director services agreement. During such period he will continue to receive base salary and benefits and shall remain available to perform any reasonable duty requested by the Company and co-operate generally with the Company to ensure a smooth transition of his duties. He is entitled to receive the MCIP payment earned for 2021 but will not be entitled to any further MCIP payments or LTIP grants during the garden leave period. Except to the extent provided otherwise in his equity agreements, he will continue vesting in his RSUs and PSUs during the garden leave period. Mr. Cox will be retirement eligible upon his retirement on December 31, 2022. Accordingly, (i) the vesting of his RSUs will be accelerated and shares vested pro-rata; (ii) the vesting of his PSUs will be accelerated and vested pro-rata and will be paid out after the performance period ends based on actual results, except that in the event of a change in control the PSUs will vest and be paid at 100% of target; and (iii) the vesting of his Stock Options will be accelerated and will remain exercisable until the earlier of three years from the effective date of his retirement and the end of the option term.

CEO Pay Ratio

Under the Dodd-Frank Act, we are required to calculate and disclose the annual total compensation of our median employee and the ratio of the compensation of the median employee to the annual total compensation of our CEO (the CEO Pay Ratio).

2021 CEO Pay Ratio

Annual total compensation of our CEO in 2021	$8,234,680
Annual total compensation of our estimated median employee in 2021	$77,432
RESULTING CEO PAY RATIO	106 to 1

Methodology

As a company with global operations, we utilize compensation programs that vary region to region. We identified our median employee as of December 31, 2021 (a) utilizing our internal records of annual salary as of December 31, 2021 and (b) for employees who are paid on an hourly basis, by applying such employee’s hourly rate to the applicable standard working schedules as of December 31, 2021, which takes into account whether each such employee worked on a full-time or part-time basis. If compensation data for an employee was not available in our internal records, we utilized such employee’s actual wages, not including overtime. We have included all employees who worked for us as of December 31, 2021, whether employed on a full-time, part-time, or seasonal basis in our analysis. We annualized our compensation measure for those of our full-time and part-time employees as of December 31, 2021 who were hired in 2021, but did not work for us for the entire year. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying applicable spot rates as of the close of business on December 31, 2021. Using this methodology, we determined that our estimated median employee as of December 31, 2021 was a full-time hourly employee located in North America. We calculated annual total compensation for our median employee using the same methodology we use for our NEOs as set forth in the “Summary Compensation Table” section of this Proxy Statement.

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Proposal No. 3 — Ratify Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. PwC is considered by the Audit Committee to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2021. PwC has served as our independent registered public accounting firm since 1974.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner, and considers whether there should be a regular rotation of the audit firm itself. Our current lead audit partner is in the third year of his rotation.

Representatives of PwC are expected to attend the Annual Meeting to respond to appropriate questions and may make a statement if they so desire.

If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

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Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2021 and 2020. Certain fees related to the 2021 fiscal year reflect estimates; however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2021	2020
	(In thousands $)
Audit Fees(1)	5,496	5,763
Audit-Related Fees(2)	343	264
Tax Fees(3)	—	—
All Other Fees(4)	9	5
TOTAL FEES	5,848	6,032
(1)

Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2021 and 2020 included in the Annual Report and the quarterly reviews of our financial statements included in Forms 10-Q, together with statutory audits.

(2)

Includes amounts for procedures related to registration statements in 2021 and 2020, royalty audits performed in the United States and Canada, as well as pension plan audits and recycling audits performed in Canada during 2021 and 2020.

(3)

Fees consist of tax compliance work and other tax services performed. There were no tax fees in 2021 or 2020.

(4)

Fees incurred for subscriptions provided by PwC in 2021 and 2020.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees — Audit Committee” and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The chair of the Audit Committee (Audit Chair) has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2021 and 2020, the Audit Committee (or the Audit Chair pursuant to the authority delegated) pre-approved all of the services performed by PwC.

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Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the integrity of our financial reporting process and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; (5) our ESG program, efforts, performance and reporting, including our ESG report, data assurance and controls; (6) our anti-hedging, anti-pledging and related party transaction policies; (7) our cybersecurity program and related risk management; and (8) the qualifications, engagement, compensation and performance of the independent registered public accounting firm, its conduct of the annual audit and its engagement for any lawful purpose.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

Audit Committee Report

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board (PCAOB), and the SEC, and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2021, as filed with the SEC on February 23, 2022. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2022, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE

Roger G. Eaton (Chair)	Charles M. Herington	Nessa O’Sullivan	James A. Winnefeld, Jr.

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Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of the Record Date (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following the Record Date, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

Name of Beneficial Owner	Number of Class A Shares		Percent of class (%)(1)	Number of Class B Shares(2)		Percent of class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	95.5%	21,522,798	(4)	10.2%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	95.5%	5,830,000	(4)	2.8%
Pentland Securities (1981) Inc.	5,044,534	(3)	95.5%	3,449,600	(5)	1.6%
4280661 Canada Inc.	5,044,534	(3)	95.5%	—		—
Dodge & Cox	—		—	30,615,810	(6)	14.5%
The Vanguard Group	—		—	20,094,866	(7)	9.5%
BlackRock, Inc.	—		—	18,003,081	(8)	8.5%
Directors and Director Nominees:
Julia M. Brown	—		—	633		*
David S. Coors	—	(9)	—	49,657	(10)	*
Peter H. Coors	2,000	(9)	*	635,650	(11)	*
Roger G. Eaton	—		—	33,508	(12)	*
Mary Lynn Ferguson-McHugh	—		—	10,848	(13)
Gavin D.K. Hattersley	—		—	384,283	(14)	*
Charles M. Herington	—		—	39,493	(15)	*
Andrew T. Molson	100		*	3,456,327	(16)	1.6%
Geoffrey E. Molson	1,632	(17)	*	22,051	(17)	*
Nessa O’Sullivan	—		—	3,670	(18)	*
H. Sanford Riley	—		—	50,671	(19)	*
Douglas D. Tough	—		—	21,512	(20)	*
Louis Vachon	—		—	26,608	(21)	*
Leroy J. Williams, Jr.	—		—	—		*
James “Sandy” A. Winnefeld, Jr.	—		—	3,700		*
Management:
Tracey I. Joubert	—		—	143,447	(22)	*
Michelle St. Jacques	—		—	31,699	(23)	*
Peter J. Marino	—		—	43,969	(24)	*
All current directors, director nominees and executive officers as a group (18 persons)	3,732	(25)	*	4,957,726	(25)	2.3%
Former Management:
Simon J. Cox	—		—	146,173	(26)	*
E. Lee Reichert	—		—	103,984	(27)	*

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*

Denotes less than 1%

(1)

Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of the Record Date, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,279,873 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,717,367 Class A exchangeable shares) and 211,610,963 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 11,089,565 shares of Class B exchangeable shares), in each case, outstanding as of the Record Date.

(2)

Includes DSUs held by directors and shares underlying outstanding options currently exercisable or exercisable within 60 days following the Record Date (Current Options), and shares underlying outstanding RSUs that will vest within 60 days following the Record Date (Current RSUs) where applicable. Does not include unvested RSUs for retirement eligible executives (except for Peter H. Coors).

(3)

Shares of Class A common stock (or shares directly exchangeable for Class A common stock) consists of beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Adolph Coors, Jr. Trust (Coors Trust), due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.

(4)

This information is derived from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 17, 2020. Shares of Class B common stock beneficially owned by ACC includes (i) 300,000 shares directly owned by ACC, (ii) 5,830,000 shares directly held by the Coors Trust and (iii) 15,392,798 shares beneficially owned by ACC as Trustee of other Coors Family Trusts (as defined below) and Manager of Coors Family LLCs (defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts), and as sole Manager of Cotopaxi Capital, LLC and COTEX Descendants LLC, successors in interest to the Class B shares previously held by the Augusta Coors Collbran Trust (the Coors LLCs). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of 7 members who are various members of the Coors family, including Peter H. Coors and David S. Coors. The Board of Directors of ACC has sole investment power with respect to each Coors Family Trust and each Coors LLC. Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 14,600,000 shares of Class B common stock are pledged as collateral by ACC for the guaranty of the repayment of a loan made by a bank to ACC Financing, LLC and CoorsTek, LLC, each of which is an affiliate of ACC. These pledged shares represent approximately $787.8 million in total value, or approximately 6.7% of our total market capitalization, as of the Record Date. ACC has agreed to provide notice to us as soon as practicable upon becoming aware of any active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2022, it would take approximately nine trading days to unwind the total shares pledged by ACC.

(5)

Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 437,000 shares of Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in aggregate principal amount of approximately $20 million; and (ii) 478,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in the aggregate principal amount of approximately $25 million. Pentland has agreed to provide notice to us as soon as practicable after Pentland is notified that active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2022, it would take approximately one trading day to unwind the total shares pledged by Pentland, assuming conversion of the Class B exchangeable shares into Class B common stock.

(6)

This information is derived solely from the Schedule 13G/A filed by Dodge & Cox with the SEC on February 14, 2022, reporting on beneficial ownership as of December 31, 2021. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(7)

This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2022, reporting on beneficial ownership as of December 31, 2021. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(8)

This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 1, 2022, reporting on beneficial ownership as of December 31, 2021. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)

Beneficial ownership for each of Peter H. Coors and David S. Coors does not include 2,520,000 shares of Class A common stock held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts or Coors LLCs. Each of Peter H. Coors and David S. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Peter H. Coors or David S. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, each would beneficially own approximately 47.8% of the Class A common stock, subject to the Voting Agreement.

(10)

Represents (i) 4,154 shares of Class B common stock held directly by David S. Coors, and (ii) 45,503 shares of Class B common stock held indirectly as trustee for various family trusts.

(11)

Represents (i) 150,668 shares of Class B common stock held directly by Peter H. Coors; (ii) 1,064 shares of Class B common stock held by his wife, Marilyn E. Coors; (iii) 8,911 unvested RSUs; and (iv) 475,007 shares of Class B common stock held indirectly by Peter H. Coors, as a manager of various LLCs, and through related entities.

(12)

Includes 18,258 DSUs and 2,441 Current RSUs.

(13)

Includes 2,441 Current RSUs.

(14)

Includes 300,545 Current Options.

(15)

Includes 23,776 DSUs and 2,441 Current RSUs.

(16)

Represents (i) 186 shares of Class B exchangeable shares held directly by Andrew T. Molson, (ii) 1,100 shares of Class B common stock held directly by Andrew T. Molson, (iii) 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., (iv) 2,441 Current RSUs, and (v) 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Andrew T. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Andrew T. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland. Molbros AT Inc. is a holding company controlled by Andrew T. Molson.

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(17)

Geoffrey E. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock (or shares directly exchangeable tor Class A common stock) indirectly held in a retirement savings plan. His shares of Class B common stock include: (i) 1,198 shares held indirectly in a retirement savings plan, (ii) 1,006 shares (or shares directly exchangeable for Class B common stock) held directly, (iii) 692 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan, and (iv) 2,441 Current RSUs.

(18)

Represents 3,670 DSUs.

(19)

Includes (i) 16,560 shares directly exchangeable for Class B common stock, (ii) 15,668 DSUs, and (iii) 2,441 Current RSUs.

(20)

Includes 5,094 DSUs and 2,441 Current RSUs.

(21)

Includes 8,759 DSUs and 2,441 Current RSUs.

(22)

Includes 119,167 Current Options.

(23)

Includes 23,212 Current Options.

(24)

Includes 32,214 Current Options.

(25)

The group’s beneficial ownership of Class B common stock includes (i) 8,911 unvested RSUs for Peter H. Coors, (ii) 19,528 Current RSUs, (iii) 84,167 DSUs, (iv) 503,723 Current Options, and (v) 18,444 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

(26)

Includes 118,395 Current Options.

(27)

Includes 81,972 Current Options.

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Questions and Answers

Proxy Materials and Voting Information

1.

What are the Company’s outstanding voting securities?

The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock) and our Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding one share of our Special Class A voting stock, par value $0.01 per share (Special Class A voting stock) and one share of Special Class B voting stock, par value $0.01 per share (Special Class B voting stock) through which the holders of the Class A exchangeable shares (Class A exchangeable shares) issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), and the holders of the Class B exchangeable shares (Class B exchangeable shares) issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to the “Common Stock and Exchangeable Shares” section of this Proxy Statement.

2.

What is the record date for the Annual Meeting and what does it mean?

The record date for the Annual Meeting is March 25, 2022 (Record Date). Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

●

receive notice of the Annual Meeting; and

●

vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner or a beneficial owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question below.

3.

How many shares are outstanding?

As of the close of business on the Record Date, there were outstanding 2,562,506 shares of Class A common stock, and 200,521,398 shares of Class B common stock, one share of Special Class A voting stock (representing 2,717,367 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 11,089,565 votes related to the then-outstanding Class B exchangeable shares), each entitled to one vote per share.

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4.

What are my voting choices for each of the proposals to be voted on at the Annual Meeting; Who is eligible to vote; and What are the voting standards?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of eleven Class A Directors	Class A common stock Class A exchangeable shares(1)	● vote for all nominees ● vote for specific nominees ● vote withhold on all nominees ● vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 1: Election of Directors Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	● vote for all nominees ● vote for specific nominees ● vote withhold on all nominees ● vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable shares(1) Class B exchangeable shares(1)	● vote for the proposal ● vote against the proposal ● abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a single class
Proposal 3: Ratify Appointment of PwC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	Class A common stock Class A exchangeable shares(1)	● vote for the ratification ● vote against the ratification ● abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast, voting together as a class
(1)

The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A voting stock and the share of our Special Class B voting stock, as applicable.

At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 14 nominees named in the Proxy Statement. The 14 director nominees receiving the highest number of “FOR” votes cast at the Annual Meeting or by proxy will be elected.

5.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

Stockholders of record

COMMON STOCK

●

If you own Class A common stock or Class B common stock registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are considered a stockholder of record with respect to those shares; and

EXCHANGEABLE SHARES

●

If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

Beneficial owners

If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares. In this case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

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6.

What different methods can I use to vote? If I hold exchangeable shares what is the deadline for submitting my voting instruction card?

IMPORTANT: If you are planning to attend the Annual Meeting in person and vote your shares, please follow the procedures described in the response to the “How do I attend and vote at the Annual Meeting?” question below for information on attending the Annual Meeting, including requirements related to the coronavirus pandemic.

Written Proxy/Voting Instruction Card

All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, TSX Trust Company (TSX Trust (formerly known as AST Trust Company)), as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker relating to those shares.

By Telephone or via the Internet

All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/voting instruction card. Beneficial owners (including beneficial owners of exchangeable shares) may submit a proxy/voting instruction card by telephone or via the Internet if their Broker makes those methods available, in which case, the Broker will enclose the instructions with the proxy materials. The telephone and Internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been properly recorded.

In Person at the Annual Meeting

All stockholders of record (including owners of record of exchangeable shares) may vote in person at the Annual Meeting. Owners of record of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question below.

Deadline for Delivering Voting Instructions for Exchangeable Shares

If you own exchangeable shares, you must submit your proxy/voting instruction card via mail no later than 5:00 p.m. EDT on May 13, 2022 and by 7:00 a.m. EDT on May 16, 2022 by telephone or Internet.

7.

How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A common stock or Class B common stock or if I am an owner or beneficial owner of Class A exchangeable shares or Class B exchangeable shares?

Additional Steps Required for Beneficial Owners of our Common Stock

If your shares are held in “street name,” you should contact your Broker to furnish you with a legal proxy or otherwise vote through the Broker. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures described in the response to the “How do I attend and vote at the Annual Meeting?” question below to gain admission to the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	81

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Additional Steps Required for Owners or Beneficial Owners of our Exchangeable Shares

All holders of record of Class A exchangeable shares and/or Class B exchangeable shares as of the Record Date may exercise voting rights in person at the Annual Meeting by obtaining a proxy from TSX Trust, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. If you are a beneficial owner of Class A exchangeable shares and/or Class B exchangeable shares, you must instruct your Broker to obtain such proxy from TSX Trust in order to be able to exercise voting rights in person at the meeting. If you are a holder of record or beneficial owner of exchangeable shares, you will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

8.

How do I vote if I hold shares in my Molson Coors Plan?

According to the trust agreement concerning the Molson Coors Employees’ Retirement and Savings Plan (Molson Coors Plan), employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the Molson Coors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services Inc. (Broadridge), by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received via mail no later than 5:00 p.m. EDT on May 13, 2022 and by 7:00 a.m. EDT on May 16, 2022 by telephone or Internet.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the Molson Coors Plan for which it has received voting instructions.

9.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

●

FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;

●

FOR the advisory proposal to approve the advisory say-on-pay vote; and

●

FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

10.

What can I do if I change my mind after I submit a proxy/voting instruction card for my shares?

Holders of our Class A common stock and our Class B common stock may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

●

giving written notice to our Secretary at one of our Principal Executive Offices;

●

delivering a later-dated proxy; or

●

voting in person at the Annual Meeting.

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 13, 2022 and by 7:00 a.m. EDT on May 16, 2022 by telephone or Internet.

Holders of shares in the Molson Coors Plan may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 13, 2022 and by 7:00 a.m. EDT on May 16, 2022 by telephone or Internet.

Beneficial owners of Class A or Class B common stock or exchangeable shares may revoke their proxy by following the instructions provided by their respective Broker.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	82

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11.

What if I am a beneficial owner and do not timely give voting instructions to my broker, or if I am an owner of exchangeable shares and do not timely provide voting instructions?

Common Stock

If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

Exchangeable Shares

If you are a holder of record of Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 7:00 a.m. EDT on May 16, 2022, in order for TSX Trust to vote your shares at the Annual Meeting. If you are a beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 7:00 a.m. EDT on May 16, 2022. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Proposal	Can Brokers Vote Absent Instructions?
	Class A and Class B common stock	Class A and Class B exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	Yes*	No*
* Only Class A common stock and Class A exchangeable shares are eligible to vote on Proposal 3
12.

How are abstentions, broker non-votes, and withheld votes counted?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal. Withhold votes for any director nominee will have no effect.

13.

Can I access the Notice of Annual Meeting, Proxy Statement and Annual Report on the internet?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will reduce the impact on the environment and save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record (including Owners of Record of Exchangeable Shares)

If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	83

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14.

How do I attend and vote at the Annual Meeting?

IMPORTANT: If you are planning to attend the Annual Meeting, you must follow these instructions to gain admission.

As the coronavirus pandemic and the public health response to it continue to evolve, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only Annual Meeting). We will issue a press release and make a public filing with the Securities and Exchange Commission announcing any changes to the Annual Meeting, and we will also announce any changes at www.molsoncoors.com. We encourage you to check this website prior to the Annual Meeting if you are considering attending the Annual Meeting. Most of all, we urge all of our stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

IMPORTANT: If you are planning to attend the Annual Meeting, measures that we intend to follow as a result of the coronavirus pandemic include requiring proof of COVID-19 vaccination or a negative COVID-19 test result within 72 hours prior to the Annual Meeting, and may also include:

●

conducting health screenings for persons seeking entry to the meeting;

●

enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees;

●

requiring attendees to wear appropriate facial coverings while in our facilities;

●

refraining from any facility tours;

●

providing no food or beverage service;

●

providing no stockholder gifts or materials other than ballots and rules of procedure; and

●

streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible.

Important Parking Information: If you plan on attending the Annual Meeting, please park in the Coors Brewery Tour parking lot at the corner of 13th Street and Ford Street in Golden, Colorado and wait for the shuttle that will transport you to the Annual Meeting location.

Stockholders of Record

COMMON STOCK

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card.

EXCHANGEABLE SHARES

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question.

Beneficial Owners

Please bring the notice or voting instruction form you received from your Broker, as well as photo identification, for admission to the Annual Meeting. You also may bring your brokerage statement reflecting your ownership as of the Record Date. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question.

Important Note: Cameras, sound or video recording equipment or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed into the Annual Meeting. We realize that many cellular phones have built-in digital cameras and sound recorders, and while you may bring these phones into the Annual Meeting, you may not use the camera or recording function at any time during the course of the Annual Meeting.

15.

How are proxies solicited and what is the cost?

We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $8,000, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact, however they will not receive any additional compensation for these activities.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	84

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16.

What if I only received one copy of the proxy materials, even though multiple stockholders reside at my address?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company and reduce the environmental impact of the Annual Meeting. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 866-540-7095.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to such stockholder.

Corporate Structure, Common Stock and Exchangeable Shares

17.

What is the difference between our Class A common stock and Class B common stock?

Generally

Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Voting Rights

The holders of the Class B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may vote with respect to the following: (i) any matter required by the Delaware General Corporation Law, as amended (DGCL); (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders).

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

●

any merger that requires stockholder approval under the DGCL;

●

any sale of all or substantially all of our assets, other than to a related party;

●

any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or

●

any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

–

increase or decrease the aggregate number of the authorized shares of Class B common stock;

–

change the rights of any shares of Class B common stock;

–

change the shares of all or part of Class B common stock into a different number of shares of the same class;

–

increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or dissolution rights (a co-equal class);

–

create any new co-equal class of stock;

–

other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

–

limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	85

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Director Elections

●

The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not currently plan to fill; and

●

The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

Annual Advisory Say-On-Pay Vote

In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Ratification of Independent Registered Public Accounting Firm

The Class A Holders, voting together as a single class, are entitled to vote to ratify the appointment of our independent registered public accounting firm. The Class B Holders are not entitled to vote on this matter.

18.

What are the Class A exchangeable shares and Class B exchangeable shares? How do they vote? How are they different from the Class A common stock and Class B common stock?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which they may be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to TSX Trust, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. TSX Trust, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

19.

I am a holder of exchangeable shares, will I receive additional materials?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly, the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company, and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	86

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Board Communications, Stockholder Proposals and Company Documents

20.

How do I communicate with the Board?

Stockholders and other interested parties may communicate directly with our Chair, our Audit Chair, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary, will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to our chair of the Compensation & HR Committee; and mail addressed to the “Board” will be forwarded or delivered to our Chair.

21.

How do I submit a proposal for action at the 2023 Annual Meeting of Stockholders?

To be eligible for inclusion in our Proxy Statement for the 2022 Annual Meeting of Stockholders proposals must meet the requirements of Rule 14a-8 of the Exchange Act and, must be received by us at one of our Principal Executive Offices by December 7, 2022, unless the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after May 18, 2023, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials.

For proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board, our Bylaws require that such stockholder must be entitled to vote at the Annual Meeting and must have given timely notice of the stockholder proposal or director nomination in writing to the Secretary of our Company, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. Failure to deliver a proposal or director nomination in accordance with the procedures discussed below and in our Bylaws may result in the proposal or director nomination not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be received by our Secretary at one of our Principal Executive Offices, no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be timely for the 2023 Annual Meeting of Stockholders, a stockholder’s notice shall have been delivered to our Secretary at one of our Principal Executive Offices no earlier than January 18, 2023, and no later than February 17, 2023, and must include the information required by Section 1.9.2 of our Bylaws. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2023.

22.

Where can I get copies of your corporate governance documents?

Our current Corporate Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Governance, Compensation & HR and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401.

23.

Where can I get a copy of the Company’s Annual Report?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at P.O. Box 4030, NH353, Golden, Colorado, 80401. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	87

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors, certain officers and persons who own more than 10% of our common stock file reports of ownership and changes of ownership of our common stock with the SEC. Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) and written representations furnished to us during the most recent fiscal year, our officers, directors and beneficial owners of more than 10% of our common stock complied with all such filing requirements during our fiscal year ended December 31, 2021, except for one Form 4 for David S. Coors in March 2021 relating to a vesting transaction.

Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

Anne-Marie W. D’Angelo
Chief Legal & Government Affairs Officer and Secretary

April 6, 2022

MOLSON COORS BEVERAGE CO.	2022 Proxy Statement	88

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73176-P69685 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Louis Vachon
10) Leroy J. Williams, Jr.
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 18, 2022

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 17, 2022.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

IMPORTANT ANNUAL MEETING COVID-19 NOTICE: If you are planning to attend the Annual Meeting, you must provide proof of COVID-19 vaccination or a negative COVID-19 test result received within the preceding 72 hours of the Annual Meeting. Please note that we may also implement other restrictions designed to protect the safety of stockholders, members of our Board, our employees and facilities. We urge all stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

D73177-P69685

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 25, 2022, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

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MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73178-P69685-Z82076

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 18, 2022

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 17, 2022.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

IMPORTANT ANNUAL MEETING COVID-19 NOTICE: If you are planning to attend the Annual Meeting, you must provide proof of COVID-19 vaccination or a negative COVID-19 test result received within the preceding 72 hours of the Annual Meeting. Please note that we may also implement other restrictions designed to protect the safety of stockholders, members of our Board, our employees and facilities. We urge all stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

D73179-P69685-Z82076

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 25, 2022, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individual at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73294-P69387

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Louis Vachon
10) Leroy J. Williams, Jr.
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

		For	Against	Abstain
2.	To approve, on an advisory basis, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐
3.	To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 18, 2022

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 17, 2022.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

IMPORTANT ANNUAL MEETING COVID-19 NOTICE: If you are planning to attend the Annual Meeting, you must provide proof of COVID-19 vaccination or a negative COVID-19 test result received within the preceding 72 hours of the Annual Meeting. Please note that we may also implement other restrictions designed to protect the safety of stockholders, members of our Board, our employees and facilities. We urge all stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

D73295-P69387

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 25, 2022, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73296-P69387

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in Molson Coors Employees' Retirement and Savings Plan

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 18, 2022

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 17, 2022.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 13, 2022 for mailed in ballots and by 7:00 A.M. EDT on May 16, 2022 if voting by telephone or Internet.

IMPORTANT ANNUAL MEETING COVID-19 NOTICE: If you are planning to attend the Annual Meeting, you must provide proof of COVID-19 vaccination or a negative COVID-19 test result received within the preceding 72 hours of the Annual Meeting. Please note that we may also implement other restrictions designed to protect the safety of stockholders, members of our Board, our employees and facilities. We urge all stockholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing coronavirus pandemic before making any decision to attend in person.

D73297-P69387

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 25, 2022, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 18, 2022, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individuals at the close of business on March 25, 2022, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.